SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

                           Filed by the Registrant |X|
                   Filed by a Party other than the Registrant

Check the appropriate box:
|X|   Preliminary Proxy Statement    | | Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
| |   Definitive Proxy Statement
      Definitive Additional Materials

            SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR 14A-12

                                  ZOWCOM, INC.
                (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if Other Than
       the Registrant) Payment of Filing Fee (Check the appropriate box):
                               | | No Fee Required

Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.
(1) Title of each class of securities to which investment applies: Common stock

(2) Aggregate number of securities to which investment applies: 20,067,947

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is determined based upon the sum of (a) the product of 16,167,947 shares of Procera's common stock and warrants to purchase 3,450,000 shares of Procera's common stock outstanding on the date of this filing and the merger consideration of the market price of Zowcom's common stock ($2.95 per share on the close of business on August 15, 2003), making the transaction value equal to $59,200,433.65 Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0000809.


(4) Proposed Zowcom aggregate value of transaction: $59,200,433.65

(5) Total fee paid:  $4,789.32

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ZOWCOM, INC.
17218 Beach Boulevard
Huntington Beach, California 92647



      _____, 2003



DEAR FELLOW STOCKHOLDER:

         On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of Zowcom, Inc., to be held on ________, 2003, at 11:00 a.m., local time, at the executive offices of Zowcom, Inc., 17218 Beach Boulevard, Huntington Beach, CA 92647. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

         I am delighted you have chosen to invest in Zowcom, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

         I look forward to seeing you at the special meeting.

                                                 Very truly yours,



                                                 -------------------------
                                                 Dan Spaulding
                                                 Chief Executive Officer

                                  ZOWCOM, INC.
                              17218 Beach Boulevard
                       Huntington Beach, California 92647
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held On ________, 2003

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Zowcom, Inc, a Nevada corporation, will be held on ________, 2003, at 11:00 a.m., local time, at our executive offices, 17218 Beach Boulevard, Huntington Beach, California 92647, to vote on the following proposals:

1. To approve the Agreement and Plan of Merger ("Merger") with Procera Networks, Inc., a Delaware corporation ("Procera"), a copy of which is attached hereto as Exhibit A, to effect the following:

o        merge with Procera; and
o        change our corporate name to Procera Networks, Inc.;

2. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on August 22, 2003 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof. To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE PROPOSAL.

                                          By Order of the Board of Directors:


                                          ----------------------
                                          Dan Spaulding
                                          Chief Executive Officer

Huntington Beach, California
__________ 2003

                                -----------------
                                 PROXY STATEMENT
                                -----------------

         This Proxy Statement is furnished to the stockholders of Zowcom, Inc. ("Zowcom" or the "Corporation") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of Zowcom (together with any adjournments or postponements thereof, the "Special Meeting"). The Special Meeting will be held on ________, 2003 at 11:00 a.m., local time, at our executive offices, which are located at 17218 Beach Boulevard, Huntington Beach, California 92647.

         This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about _______, 2003.

         All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the approval of the Agreement and Plan of Merger ("Merger") with Procera Networks, Inc., a Delaware corporation ("Procera") and to approve filing of Articles of Merger with the State of Nevada effecting the Merger and the name change. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Zowcom or by voting in person at the Special Meeting.

         The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

         The cost of solicitation of proxies by the Board of Directors is to be borne by Zowcom. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE PROPOSAL.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                               SUMMARY TERM SHEET
This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.

                                  THE COMPANIES

ZOWCOM, INC., A NEVADA CORPORATION, 17218 BEACH BOULEVARD, HUNTINGTON BEACH, CALIFORNIA, 92647 ("ZOWCOM"). Zowcom was incorporated in Nevada on July 11, 2001 as zSolution Inc, and on September 21, 2001, changed its name to Zowcom, Inc. Zowcom was intended to be a provider of customized websites and web-based business planning applications and Internet advertising space that would allow customers to conduct business more efficiently using the utility of Internet. However, upon recent analysis of operations to date, it decided to focus on evaluating other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential. Zowcom's shares currently are listed for quotation on the Over the Counter Bulletin Board under the symbol "ZWCM" and the closing price of its shares of common stock on August 15, 2003 was $2.95 per share.

PROCERA NETWORKS, INC., A DELAWARE CORPORATION, 3175 SOUTH WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008 ("PROCERA"). Procera was incorporated in Delaware on May 14, 2002, and started as a product family of Milan Technology, an operating division of Digi International, Inc. ($105 million revenues - NASDAQ: DGII). In March 2002, Digi completed divestiture of its Milan Technology division, opting to separate and provide seed financing for its Procera product line, thereby creating Procera Networks Inc. as an autonomous business entity. During an eighteen-month product development process, Digi invested approximately $6 million in the creation of the Procera Networks product line. In May 2002, led by Douglas Glader, a core team of 23 individuals left Milan to develop affordable, high-performance Layer-7 Advanced Switching technology. At the 2002 COMNET show in Washington D.C., Mr. Glader and his team received both the "Best New Product Achievement" and "Editor's Choice" awards for their work. Digi has furnished Procera with an option to purchase for $300,000 all right and title to the assets of the Procera product line, including: pre-paid technology licenses; pre-paid facilities and personnel expenses through June, 2002; paid inventory of 300 saleable units; all Procera related capital assets; and an exclusive non-revocable license of all intellectual properties. To date, the Procera team has focused its efforts on developing an installed user base to validate the product in key markets, and continued development and testing of products.

Pursuant to the terms of the Agreement, Zowcom will merge with and into Procera and the separate corporate existence of Procera shall cease. Following the Merger, Zowcom shall continue as the surviving corporation, but will take the name "Procera Networks, Inc."

Preexisting Relationships

Procera and Zowcom did not have any preexisting relationship prior to entering into the Merger Agreement. None of Zowcom's shareholders hold shares of Procera nor do any of the stockholders of Procera hold shares of Zowcom.

                             STRUCTURE OF THE MERGER

At the effective time of the Merger:

o Zowcom will merge with and into Procera and the separate corporate existence of Procera shall cease;
o Zowcom will issue 16,167,947 shares of its restricted common stock and warrants to purchase 3,450,000 of its restricted common stock to the shareholders Procera in exchange for 100% of the issued and outstanding shares and warrants to purchase shares of Procera's common stock; and
o Zowcom's management, which holds 6,000,000 shares of restricted common stock, shall tender all of their shares for redemption in exchange for $88,000 or $0.0147 per share.

As a result of the Merger, Zowcom shall continue as the surviving corporation and the shareholders of Procera will become stockholders of Zowcom. The remaining stockholders of Zowcom will own approximately 6.5% of the issued and outstanding shares of Zowcom common stock, based on 17,777,947 Zowcom shares outstanding after the Merger. The remaining shareholders of Zowcom would own approximately 5.46% of the issued and outstanding shares of Zowcom common stock if all 3,450,000 warrants to purchase Zowcom's stock acquired pursuant to the Merger are exercised, which would result in 21,227,947 shares outstanding.


                         ZOWCOM'S REASONS FOR THE MERGER

Zowcom's board of directors considered various factors in approving the Merger and the Merger Agreement, including

o    its current lack of operations;
o the available technical, financial and managerial resources possessed by Procera;
o    prospects for the future;
o the quality and experience of management services available and the depth of Procera management;
o    Procera's potential for growth or expansion;
o    Procera's profit potential; and
o anticipated increase in stockholder value as a result of the Merger. Zowcom's board of directors did not request a fairness opinion in connection with the Merger.

                        PROCERA'S REASONS FOR THE MERGER

Procera's board of directors considered various factors in approving the Merger and the Merger Agreement, including:

o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Zowcom;
o the ability to use registered securities to make acquisition of assets or businesses;
o    increased visibility in the financial community;
o    enhanced access to the capital markets;
o    improved transparency of operations; and
o perceived credibility and enhanced corporate image of being a publicly traded company. Procera's board of directors did not request a fairness opinion in connection with the Merger.

                                  RISK FACTORS

The Merger entails several risks, including:

o We may not be able to successfully integrate the operations of Procera into ours. The integration of Procera and Zowcom may be complex and time-consuming, and will require management to dedicate substantial effort to it. Difficulties may occur during the integration process, and the integration may not produce the expected benefits.

o Upon completion of the Merger, we will assume Procera's plan of operation, which is anticipated to require substantial additional funds to fully implement. As of June 30, 2003 our cash along with Procera's was only $328,717. In such a restricted cash position, we may be required to raise additional capital through debt or private equity financings, consistent with our historical practices. Post closing of the Merger, we anticipate conducting a private placement offering for up to $7,000,000.00 to satisfy our working capital needs. We anticipate the $7,000,000.00 along with anticipated cash generated from operations and the conversion of certain notes as part of the Merger, to satisfy our cash requirements over the following 12 months.
o Our current stockholders will be diluted by the shares issued as part of the Merger and may be diluted by future issuances of shares to satisfy our working capital needs. Even though the 6,000,000 shares held by our outgoing management will be redeemed, we are issuing 16,167,947 shares of our common stock and warrants to purchase 3,450,000 shares of our common stock to the shareholders in Procera as part of the Merger. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our stockholders.
o The market price of our common stock may decline as a result of the Merger if the integration of the Zowcom and Procera businesses is unsuccessful.
o The stockholders of Procera will own approximately 94.6% of our common stock following completion of the Merger, even if none of the 3,450,000 warrants to purchase our common stock are exercised, which will limit the ability of other stockholders to influence corporate matters.

         DIRECTORS AND SENIOR MANAGEMENT OF ZOWCOM FOLLOWING THE MERGER

Following completion of the Merger, the board of directors of Zowcom will resign and new appointees will consist of directors which will be designated by Procera. The management and directors are anticipated to include:

MR. DOUGLAS J. GLADER, 60, PRESIDENT AND CEO
Prior to founding Procera Networks, Mr. Glader served for 8 years in key senior executive positions at Digi International, Inc. (NASDAQ: DGII), including Executive Vice President, Chief Operating Officer, Senior Vice President of Worldwide Manufacturing and Operations, and General Manager of Milan Technology, Digi's LAN products division.

Mr. Glader has more than 27 years of experience in general management with firms such as Memorex, Measurex Corporation, Altus Corporation and Direct Incorporated, all located in the San Francisco bay area. In addition to co-founding Greyhawk Systems, Inc., a manufacturer of electronic imaging hardware and software, Mr. Glader has managed manufacturing operations in Belgium, Ireland, Mexico and the Pacific Rim. Mr. Glader is on the Board of Uromedica in Plymouth, Minnesota.

GREG DEWING, 49, VICE PRESIDENT OF SALES
Mr. Dewing is a senior sales executive with more than 19 years of experience in OEM, end user and VAR partnerships. Prior to joining Procera, Mr. Dewing was with Network Peripherals Inc. where he led the OEM sales efforts for North America, Europe and Asia Pacific. Before joining Network Peripherals, Mr. Dewing was with Novell where he built the OEM business and developed their worldwide distribution channels.

MR. MAGNUS HANSEN, 54, VICE PRESIDENT, ENGINEERING
Mr. Hansen is a senior executive with extensive experience in software, optical, electrical, and mechanical engineering. His management experience includes more than 27 years leading development and design teams at a variety of organizations in the Silicon Valley area. Prior to joining Procera Networks, Mr. Hansen was Vice President at AmPro Corporation, where he led development of advanced projection systems, and Chief Technology Officer at Optical Specialties Inc., a developer of water inspection equipment. Additionally, Mr. Hansen has served in senior positions at Greyhawk Systems and Cobilt Manufacturing.


MR. JAY ZERFOSS, 68, VICE PRESIDENT, FINANCE
Mr. Zerfoss is an accomplished CPA with extensive experience as Controller, Treasurer, Director of Finance, Vice President of Finance and Administration, and CFO for a variety of organizations. His areas of expertise include start-up high technology manufacturing companies with national and global concerns, rendering board of directors reporting, financial statement preparation, cash management reporting, planning and budgeting, policies and internal controls, attorney, auditor, and banking relationships. Prior to joining Procera Networks, Mr. Zerfoss was Director of Finance at InnoWave Broadband Inc., CFO at Quality Semiconductor, CFO at Integrated Device Technology and Director of Finance at Toshiba Semiconductor.


MR. JOHN A. MCQUADE, 57, DIRECTOR OF OPERATIONS AND SUPPORT
Mr. McQuade is a senior executive with 25 years of high-tech operations, quality and technical support experience, including expatriate positions in Asia and Europe. He has spent ten years with Digi following their technology progression from transceivers through multi layer switches. Recent positions with Digi include Director of European Operations in Dortmund Germany, Director of Corporate Quality in Minneapolis and Director of Customer Service and Technical Support in Sunnyvale on the General Manager's staff. Additionally Mr. McQuade spent ten years setting up off-site manufacturing facilities with Control Data, has manufacturing management experience with GTE Sylvania and has operations, quality, and technical support management positions with several start-ups in the Silicon Valley.

MR. PATRICK WONG, 41, DIRECTOR OF PRODUCT MANAGEMENT & MARKETING
Mr. Wong has over 18 years experience in marketing, business development, IT, engineering and management. His industry experience spans networking, software development, security and optical networking. He has held positions with AT&T Bell Laboratories, Nortel Networks, Combinet, Madge Networks, Finisar Corp. and Nexsi Systems Corp.

BOARD MEMBERS:

In addition to MR. DOUGLAS GLADER, the members of the Board of Directors are anticipated to be:


MR. ERIC A. MCAFEE, 41
Mr. McAfee is a principal at Berg McAfee Companies and Cagan McAfee Capital Partners. Mr. McAfee is a noted Silicon Valley venture capitalist with investments in more than 25 Internet, software and telecommunications companies. Mr. McAfee has co-founded five technology companies, including: NetStream ($31 million from UBS and $24 million of Cisco financing); MindArrow (raised $31 million - NASDAQ: ARRW); Global Digital (leading Internet software company with 210 newspaper customers); NewMedia (grew to 150 employees and $48 million revenues); and the predecessor to IQ Biometrix (security software for 5000 police depts). Mr. McAfee was selected to serve on the George W. Bush Information Technology National Advisory Board, and is a graduate of the Stanford Graduate School of Business Executive Program.

MR. TOM WILLIAMS, 64
Tom Williams has 20 years experience as CFO and General Counsel in start-up and medium- sized venture capital-backed technology companies. Mr. Williams' early years were spent with IBM and Shell Oil Company in engineering and legal positions. In 1971, Mr. Williams joined the management team of Measurex Corp., a process control start-up, responsible for engineering project budgeting and patent matters as the company grew from $4 million to $50 million. In 1976, Mr. Williams and two partners took over management of Altus Corporation, guided the company through bankruptcy, raised venture capital, and hired a distinguished president. From 1984 though 1993, Mr. Williams was CFO and General Counsel for Greyhawk Systems, an innovator in high-resolution electronic imaging, which was sold in 1993. From 1993 to 1997, Mr. Williams was in the private practice of law. In 1997 he was appointed as CFO of IC WORKS, Inc. a $50 million venture capital-backed semiconductor company, on an interim basis to guide a financial turnaround. Within six months, the company was brought from near bankruptcy to a cash positive position, which allowed the company to be sold in 1998 for more than $100 million. Since 1999, Mr. Williams has been CFO at Bandwidth9, a company developing tunable lasers for the fiber optics industry, which has raised over $110 million in venture capital. Mr. Williams holds a B.S. degree in electrical engineering, and a law degree from the University of Minnesota and a M.B.A. from the University of California at Berkeley. He is a member of the California, New York (inactive), Federal and Patent bars.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE MERGER

         The following table sets forth information with respect to the anticipated levels of beneficial ownership of our Common Stock owned after giving effect to the Merger, by:

o        the holders of more than 5% of our Common Stock;
o        each of our directors;
o        our executive officers; and
o        all directors and executive officers of our company as a group.

We currently have 7,610,000 shares of our common stock issued and outstanding. Pursuant to the terms of the Merger, we anticipate that 16,167,947 shares of our common stock will be issued to Procera's shareholders along with warrants to purchase an additional 3,450,000 shares of our common stock, resulting in 17,777,947 shares of our common stock outstanding after giving effect to the Merger. If all 3,450,000 warrants to purchase our common stock are exercised, our total issued and outstanding shares of common stock would then total 21,227,947. The 6,000,000 shares of restricted common stock owned by our current management will be cancelled in exchange for $88,000 or $0.0147 per share upon the closing of the Merger.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of that date by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. The table below assumes all 3,450,000 warrants to purchase our common stock are exercised.

===================== ===================================== ================================ ============================
Title of Class        Name and Address of Beneficial Owner       Amount and Nature of
                                                                   Beneficial Owner               Percent of Class
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Douglas Glader(1)                            4,271,754 Shares
                      3175 S. Winchester Blvd.                President, Chief Executive               20.12%
                      Campbell, CA  95008                          Officer, Director
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Gregory Dewing                                450,510 Shares
                      3175 S. Winchester Blvd.                 Vice President Sales and                 2.12%
                      Campbell, CA  95008                              Marketing
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Magnus Hansen                                 675,232 Shares
                      3175 S. Winchester Blvd.                Vice President Engineering                3.18%
                      Campbell, CA  95008
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Jay Zerfoss                                   680,318 Shares
                      3175 S. Winchester Blvd.                  Vice President Finance                  3.20%
                      Campbell, CA  95008
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          John A. McQuade                               656,086 Shares
                      3175 S. Winchester Blvd.                Director of Operations and                3.09%
                      Campbell, CA  95008                              Services
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Thomas Williams                               100,000 Shares
                      46410 Fremont Blvd.                              Director                         0.47%
                      Fremont, CA 94538
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Eric McAfee(2) (3)                           1,810,440 Shares
                      10600 N. De Anza Blvd.,                          Director                         8.53%
                      Suite 250
                      Cupertino, CA  95014
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Patrick Wong (4)                              250,000 Shares
                      3175 S. Winchester Blvd.              Director of Product Management              1.18%
                      Campbell, CA  95008                             & Marketing
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          John Minnis Trust
                      1781 Pinehurst Court                         1,232,959 Shares                     5.81%
                      Milpitas, CA  95035
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Liviakis Financial
                      655 Redwood Highway,                         1,100,000 Shares                     5.18%
                      Suite 255
                      Mill Valley, CA  94941
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Cagan-McAfee Capital Partners(2)
                      10600 N. De Anza Blvd.,                      2,000,000 Shares                     9.42%
                      Suite 250
                      Cupertino, CA 95014
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Berg McAfee Companies(3)
                      10600 N. De Anza Blvd., Suite 250            1,920,880 Shares                     9.05%
                      Cupertino, CA  95104
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          Eric Glader (1)
                      c/o 3175 S. Winchester Blvd.                 4,271,754 Shares                    20.12%
                      Campbell, CA  95008
--------------------- ------------------------------------- -------------------------------- ----------------------------
Common Stock          All officers and directors                   8,894,340 Shares                    41.90%
                      as a group
===================== ===================================== ================================ ============================

(1) Douglas Glader, who owns 4,148,970 shares of Procera's common stock, is the father of Eric Glader, who owns 122,784 shares of Procera's common stock. Therefore, each is the beneficial owner of 4,271,754 shares of Procera's common stock.
(2) Cagan-McAfee Capital Partners has a warrant to purchase 2,000,000 shares of Procera's common stock at $.001 per share. Eric McAfee owns 42.5% of Cagan-McAfee Capital Partners, making Eric McAfee the beneficial owner of 850,000 shares of Procera's common stock.
(3) Berg McAfee Companies owns 620,800 shares of Procera's common stock and a warrant to purchase an additional 1,200,000 shares of Procera's common stock. Eric McAfee owns 50% of Berg McAfee Companies, making Eric McAfee the beneficial owner of 960,440 of those shares.
(4) Patrick Wong has a warrant to purchase 250,000 shares of Procera's common stock at $.075 per share.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

            INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
                           STOCKHOLDERS IN THE MERGER

Some of the directors and executive officers of Procera have interests in the Merger that are different from, or are in addition to, the interests of their shareholders. These interests include positions as directors or executive officers of Zowcom following the Merger, potential benefits under employment or benefit arrangements as a result of the Merger, and potential severance and other benefit payments in the event of termination of employment following the Merger. On August 20, 2003, Procera's directors, executive officers and their affiliates owned approximately 44.1% of Procera common stock entitled to vote on adoption of the Merger Agreement. The board of Zowcom was aware of these interests and considered them in approving the Merger.

                    WHAT WE NEED TO DO TO COMPLETE THE MERGER

Zowcom and Procera will complete the Merger only if the conditions set forth in the Merger Agreement are satisfied or, in some cases, waived. These conditions include:

o the approval and adoption of the Merger Agreement by the requisite vote of the stockholders of Zowcom and Procera;
o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Merger;
o    accuracy of each company's representations and warranties;
o    performance by each company of its obligations under the Merger Agreement;
     and
o the mailing of this information to all Zowcom stockholders as of the record date.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the approval of the Agreement and Plan of Merger and approval of the filing of Articles of Merger with the State of Nevada effecting the Merger and the name change. In addition, management will respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Only stockholders of record of shares of Common Stock at the close of business on August 22, 2003 (the "Record Date") will be entitled to vote at the Special Meeting. On the Record Date, there were 7,610,000 shares of Common Stock were issued and outstanding. Our management, which holds 6,000,000 of these shares, have already informed us that they will be voting FOR the proposal. These shares are enough to approve the proposal. These shares of Common Stock were the only outstanding voting securities of Zowcom. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

         Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

WHO CAN ATTEND THE SPECIAL MEETING?

         Any stockholder of record may attend the Special Meeting.

WHAT CONSTITUTES A QUORUM?

         A majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 7,610,000 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 3,805,001 votes will be required to establish a quorum. Our management, which holds 6,000,000 of these shares, has already informed us that they will be voting FOR the proposal. These shares are enough to approve the proposal. Action on all matters scheduled to come before the Special Meeting, including the approval of the Agreement and Plan of Merger and approval to file Articles of Merger with the State of Nevada effecting the Merger and the name change, will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to Zowcom, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Zowcom either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.


The following are answers to some of the questions about the Merger that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Agreement and Plan of Merger with Procera, carefully because the information in this section is not complete.

HAS THE BOARD OF DIRECTORS APPROVED THE MERGER?

         Yes. On August 22, 2003 our directors approved the Merger and all of the transactions and developments contemplated, subject to shareholder approval.

WHY IS ZOWCOM PROPOSING TO MERGE WITH PROCERA?

         We believe that the acquisition of Procera's business will prove beneficial to us in that we will improve our ability to conduct operations.

HOW WILL THE MERGER WORK?

         The Merger will be a very simple, straight-forward transaction. We will acquire all of the assets, liabilities, and business operations of Procera Networks, Inc., which will be acquired in exchange for 16,167,947 shares of our common stock along with 3,450,000 warrants to purchase shares of our common stock. Our current management will resign their positions with us and the 6,000,000 shares held by our current management will be cancelled in exchange for cash of $88,000, or $0.0147 per share. One of our shareholders has provided additional capital to redeem these shares and to settle our outstanding liabilities as of the closing of the Merger.

WHAT WILL BE THE RESULT OF THE PROPOSED MERGER?

         The proposed Merger will result in Procera being merged into our corporation. The legal existence of Procera will cease to exist. We will succeed to the assets, liabilities and business of Procera.

WHAT WILL I RECEIVE IN THE MERGER?

         The Merger will not result in the issuance of additional shares of our common stock or other property to our stockholders. However, one result of the Merger will be to reduce the percentage ownership of each stockholder in our company, as is more fully described in this proxy statement.

DOES THE BOARD OF DIRECTORS OF ZOWCOM RECOMMEND VOTING IN FAVOR OF THE PROPOSED MERGER?

         After careful consideration, our board of directors has determined that the terms and conditions of the proposed Merger are advisable, fair to, and in the best interests of, our company and our stockholders, and unanimously recommends that our stockholders vote in favor of the Merger and its consummation.

WHEN DO YOU EXPECT THE MERGER TRANSACTION TO BE COMPLETED?

         We are working to complete the Merger transaction as quickly as possible. We hope to complete the transaction immediately after the special meeting of our shareholders.

WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

         Nevada law requires that our board of directors and the holders of a majority of the outstanding shares of our common stock approve the Agreement and Plan of Merger and consummation of the transaction by filing Articles of Merger with the Nevada Secretary of State. Our board of directors has already approved such matters. Our officers and directors own 6,000,000 shares which comprise 78.84% of the outstanding shares of our common stock, and intend to vote their shares in of the Merger proposal described herein. The number of shares they own is set forth in the table on page 16. Procera Networks, Inc will also be required to obtain the approval of its board of directors and stockholders.

DO I HAVE THE RIGHT TO VOTE ON THE MERGER?

         Yes, you do. That is one of the purposes of this proxy statement. We are soliciting your vote in favor of the Merger. Your vote is required because the accounts receivable to be written off in this transaction is equivalent to the sale of a substantial portion of our assets.

WILL MY VOTE HAVE ANY EFFECT ON THE OUTCOME?

         No, it will not. Our officers, directors and controlling stockholders hold enough votes to approve all of the proposals and they has informed us that they will be voting their shares in favor of all the proposals discussed herein.

HOW MANY SHARES WILL I HAVE AFTER THE MERGER?

         The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We are issuing 16,167,947 shares of our common stock in the Merger to shareholders of Procera, and, after canceling the 6,000,000 shares held by Zowcom's current management, the total number of shares of our common stock issued and outstanding will therefore increase to 17,777,947 from the current 7,610,000 and if all the warrants are exercised, to 21,227,947.

WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

         We hope to complete the Merger as soon as possible, assuming that all of the conditions to the closing of the Merger as set forth in the Agreement are either waived or completed to the satisfaction of the parties.

DO I HAVE ANY DISSENTERS' RIGHTS?

         Pursuant to Nevada Revised Statutes section 92A, shareholders are entitled to dissent and demand payment of fair value for their shares. We will provide to any shareholder seeking to dissent all of the necessary documents required for that purpose upon request to us at 17218 Beach Boulevard, Huntington Beach, California 92647. Section 92A of the Nevada Revised Statutes is attached as Exhibit B. Refer to the section entitled "Dissenter's Rights."

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

         Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends approval of the Agreement and Plan of Merger with Procera Networks, Inc. and approval of consent to file Articles of Merger with the State of Nevada effecting the Merger and the name change, all as described in detail in this Proxy Statement.

         With respect to any other matter that properly comes before the Special Meeting, the proxy holder will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

   CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Zowcom. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "will", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE PROPOSAL.

PROPOSAL 1

APPROVAL OF THE AGREEMENT AND PLAN OF MERGER WITH PROCERA NETWORKS, INC. AND TO APPROVE FILING OF ARTICLES OF MERGER WITH THE STATE OF NEVADA TO EFFECT THE MERGER AND THE NAME CHANGE

THE BOARD OF DIRECTORS OF ZOWCOM RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER WITH PROCERA AND TO APPROVE FILING OF ARTICLES OF MERGER WITH THE STATE OF NEVADA TO EFFECT THE MERGER AND THE NAME CHANGE.

         On August 22, 2003, our Board of Directors approved, subject to stockholder approval, an approval of the Agreement and Plan of Merger with Procera and to approve filing of Articles of Merger with the State of Nevada effecting the Merger and the name change to Procera Networks, Inc. The Agreement and Plan of Merger and the proposed Articles of Merger are attached as exhibits.

CONSEQUENCES OF APPROVAL OF THE AGREEMENT AND PLAN OF MERGER WITH PROCERA AND TO APPROVE FILING OF ARTICLES OF MERGER WITH THE STATE OF NEVADA EFFECTING THE MERGER AND THE NAME CHANGE:

         If the approval of the Agreement and Plan of Merger with Procera and to approve filing of Articles of Merger with the State of Nevada effecting the Merger and the name change, then the corporate existence of Procera will cease, shareholders of Procera will be issued shares of Zowcom, we will operate the business of Procera, and we will change our corporate name to Procera Networks, Inc.

         The affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting, whether in person or by proxy, is required to approve the approval of the Agreement and Plan of Merger with Procera Networks, Inc. and to approve filing of Articles of Merger with the State of Nevada to effecting the Merger and the name change.

         The Board of Directors recommends that the stockholders vote FOR the approval of the Agreement and Plan of Merger with Procera and to approve filing of Articles of Merger with the State of Nevada to effect the Merger and the name change. Proxies solicited by the Board of Directors will be voted for these actions unless stockholders specify in their proxies a contrary choice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of our Common Stock owned, as of August 22, 2003, by:

o    the holders of more than 5% of our Common Stock;
o    each of our directors;
o    our executive officers; and
o    all directors and executive officers of our company as a group.

         As of August 22, 2003, an aggregate of 7,610,000 shares of our Common Stock were issued and outstanding. As of this same date, there were no options or warrants to acquire our Common Stock issued. The following table sets forth certain information regarding the beneficial ownership of our common stock as of that date by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

===================== ================================= ================================ ============================
Title of Class         Name and Address of Beneficial        Amount and Nature of
                                   Owner                       Beneficial Owner               Percent of Class
--------------------- --------------------------------- -------------------------------- ----------------------------
Common Stock          Dan Spaulding                             200,000 shares
                      17218 Beach Boulevard,                  president, director                   2.63%
                      Huntington Beach, CA 92647
--------------------- --------------------------------- -------------------------------- ----------------------------
Common Stock          Marc Seely                                800,000 shares
                      17218 Beach Boulevard,            secretary, treasurer, director             10.51%
                      Huntington Beach, CA 92647
--------------------- --------------------------------- -------------------------------- ----------------------------
Common Stock          Frank Drechsler                          5,000,000 shares
                      17218 Beach Boulevard,                       director                        65.70%
                      Huntington Beach, CA 92647
--------------------- --------------------------------- -------------------------------- ----------------------------
Common Stock          All officers and directors               6,000,000 shares                    78.84%
                      as a group
===================== ================================= ================================ ============================

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Upon closing of the Merger, our current management will resign their positions with us and the 6,000,000 shares held by our current management will be cancelled in exchange for cash of $88,000, or $0.0147 per share.

                         FINANCIAL AND OTHER INFORMATION

                       ZOWCOM AUDITED FINANCIAL STATEMENTS

The financial statements of Zowcom as of December 31, 2002 and 2001 and are contained in Zowcom's Annual Report on Form 10-KSB for the year ended December 31, 2002 which is included in this document as Exhibit C. These financial statements have been audited by Lesley, Thomas, Schwarz and Postma, independent auditors. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following describes the pro forma effect of the merger on (1) the unaudited balance sheet data of Zowcom and Procera as of June 30, 2003 and (2) the unaudited statements of operations data of Zowcom and Procera for the six months ended June 30, 2003.

       Income Statement               Procera                     Zowcom               Consolidated Pro Forma
                              Six month period ending   Six month period ending       Six month period ending
                                   June 30, 2003               June 30, 2003             June 30, 2003
                                          $                           $                            $
      Revenue                           4,000                         0                          4,000
      Gross Profit (Loss)             (99,000)                    (30,340)                      129,340
      Net Loss                        (749,000)                   (30,340)                     (779,340)
      Net Loss Per Share               (0.40)                      (0.00)                       (0.03)



       Balance Sheet                June 30, 2003              June 30, 2003               June 30, 2003
                                          $                           $                            $
      Total Assets                      357,000                     4,338                      361,338
      Total Liabilities               2,073,000                    37,453                     2,110,453
      Shareholders' Deficiency       (1,716,000)                  (33,115)                   (1,749,115)

This information is only a summary. You should also read the historical information and related notes of Zowcom contained it its Quarterly Report on Form 10-QSB for the six month period ended June 30, 2003, which are incorporated by reference into this document and the historical financial statements and related notes for Zowcom contained elsewhere in this document. The unaudited pro forma combined condensed balance sheet data and the unaudited pro forma combined condensed operations data show the estimated effects of the merger as if it had occurred on June 30, 2003.

We are providing the unaudited pro forma combined condensed financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Zowcom would actually have been had the merger and other pro forma adjustments in fact occurred at the date indicated. It also does not necessarily represent or indicate the future financial position or results Zowcom will achieve after the merger.

                             ADDITIONAL INFORMATION

         Zowcom will furnish without charge to any stockholder, upon written or oral request, any documents filed by Zowcom pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Zowcom, Inc., 17218 Beach Boulevard, Huntington Beach, California 92647. Documents filed by Zowcom pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).


                               DISSENTERS' RIGHTS

As an owner of Zowcom common stock, you have the right to dissent from this merger and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit D. This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. FAILURE TO TAKE ANY ONE OF THE REQUIRED STEPS MAY RESULT IN TERMINATION OF YOUR DISSENTERS' RIGHTS UNDER NEVADA LAW. IF YOU ARE CONSIDERING DISSENTING, YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR.

      To exercise your right to dissent, you must:

      o before the effective date of the merger, deliver written notice to us at Zowcom, Inc. , 17218 Beach Boulevard, Huntington Beach, California 92647,
Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the merger is completed; and

      o not vote your shares in favor of the merger, either by proxy or in person.

          If you satisfy those conditions, we will send you a written dissenter's notice within 10 days after the merger is effective. This dissenter's notice will:

      o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
      o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
      o supply a form of payment demand that includes the date the merger was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
      o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and

      o provide you a copy of Nevada's dissenters' rights statute. After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:
      o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
      o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
      o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

      FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S DISSENTERS' RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER.

      Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the merger until the date of payment). The payment will be accompanied by:

      o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
      o an explanation of how we estimated the fair value of the shares and how the interest was calculated;
      o information regarding your right to challenge the estimated fair value; and
      o  a copy of Nevada's dissenters' rights statute.

      We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the merger, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS
Section 92A.480.

      If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

      If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

      o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

      o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

      We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

      Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If dissenters' rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the merger agreement. In view of the complexity of the provisions of Nevada's dissenters' rights statute, if you are considering objecting to the merger you should consult your own legal advisor.

                                  OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

______________, 2003

--------------------------------------------------------------------------------
          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN
              IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                     ZOWCOM
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                Special Meeting of Stockholders - ________, 2003
--------------------------------------------------------------------------------

The undersigned stockholder of ZOWCOM, INC. ("Zowcom"), revoking all previous proxies, hereby constitutes and appoints Dan Spaulding, as the agent and proxy of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of Zowcom to be held on ________, 2003 at 11:00 A.M., local time, at Zowcom's executive offices, 17218 Beach Boulevard, Huntington Beach, California 92647, and to vote all shares of Common Stock of Zowcom which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE MERGER AND NAME CHANGE. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1. To approve proposed Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A, to effect the following:

     o    merge with Procera; and
     o    change our corporate name to Procera Networks, Inc.;

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2003 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.


- -------------------------------------
Signature                        Date

Exhibit A
                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                                  ZOWCOM, INC.
                                       AND
                             PROCERA NETWORKS, INC.



     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is dated as of June 24, 2003, by and between Zowcom, Inc. ("ZWCM"), a Nevada corporation whose principal place of business is located at 17218 Beach Boulevard, Huntington Beach, California 92647, such corporation being herein sometimes called the "Surviving Corporation", and Procera Networks, Inc. ("Procera"), a Delaware corporation whose principal place of business is located at 3175 S. Winchester Blvd., Campbell, California 95008, such corporation being herein sometimes called the "Disappearing Corporation," with ZWCM and Procera being herein sometimes collectively called the "Constituent Corporations". This agreement replaces all preceding agreements.



SECTION 1.      NAME OF SURVIVING CORPORATION; ARTICLES OF INCORPORATION AND
                -------------------------------------------------------------
                BY-LAWS; BOARD OF DIRECTORS; OFFICERS
                -------------------------------------

1.1 NAME OF SURVIVING CORPORATION. The corporation which shall survive the merger ("Merger") contemplated hereby is Zowcom, Inc., a Nevada corporation. However, immediately following the Effective Time (asdefined in Section 3.2 hereof), the name of the Surviving Corporation shall be changed to "Procera Networks, Inc."

1.2 ARTICLES OF INCORPORATION AND BY-LAWS: The articles of incorporation and the by-laws of Zowcom, Inc. as in effect at the Effective Time (as defined in Section 3.2 hereof) shall from and after the Effective Time be the articles of incorporation and the by-laws of the Surviving Corporation until they are amended.

1.3 BOARD OF DIRECTORS AND OFFICERS: The directors and officers of Procera as of the Effective Time shall be the directors and the officers of the Surviving Corporation, each to serve in each case until his respective successor shall have been elected and qualified

1.4 EMPLOYEES AND CONSULTANTS: All employees of Procera shall remain employees of the Surviving Corporation following the Effective Time, at the sole discretion of the directors and officers of the Surviving Corporation.





SECTION 2.     STATUS AND CONVERSION OF SECURITIES
               -----------------------------------

2.1      Stock of Disappearing Corporation
         ---------------------------------

(a) PROCERA COMMON STOCK. Each share of common stock, par value $0.001 per share, of Procera ("Procera Common Stock") outstanding at the Effective Time shall, subject to compliance with Section 2.1(d), be converted into and exchanged for one
                 (1) share of common stock, par value $0.001 per share, of ZWCM ("ZWCM Common Stock"), except that shares of Procera Common Stock held in Procera's treasury at the Effective Time, if any, shall be cancelled.

(b) DISSENTER'S RIGHTS. Notwithstanding Section 2.1(a), no share of ZWCM Common Stock shall be issued in respect of any shares of Procera Common Stock, the holders of which shall object to the Merger in writing and demand payment of the value of their shares pursuant to the General Corporation Law of the State of California and as a result payment therefore is made, such holders to have only the rights provided by such law.


(c) SURRENDER AND EXCHANGE OF PROCERA COMMON STOCK. Subject to the provisions of Section 2.1(a) and 2.1(d), after the Effective Time each holder of an outstanding certificate or certificates ("Old Certificates") theretofore representing shares of Procera Common Stock, upon surrender thereof to Randall J. Lanham, Esq. ("Exchange Agent"), at 28562 Oso Parkway, Unit D, Rancho Santa Margarita, California 92688, shall be entitled to receive in exchange therefore a certificate or certificates ("New Certificates"), which ZWCM agrees to make available to the Exchange Agent as soon as practicable after the Effective Time, representing the number of whole shares of ZWCM Common Stock rounded up to the nearest whole share into and for which the shares of Procera Common Stock theretofore represented by such surrendered Old Certificates have been converted. No certificates or scrip for fractional shares of ZWCM Common Stock will be issued, no ZWCM stock split or dividend shall relate to any fractional share interest, and no such fractional share interest shall entitle the owner thereof to vote or to any rights of a shareholder of ZWCM.

(d) ENDORSEMENT OF SHARES OF PROCERA COMMON STOCK. The Old Certificates to be surrendered by the holders of Procera Common Stock shall be properly endorsed and otherwise in proper form for transfer in accordance with the share exchange instructions provided to the holders of such securities.

(e) STOCK TRANSFERS. As of the Effective Time, no transfer of the shares of Procera Common Stock outstanding prior to the Effective Time shall be made on the stock transfer book of the Surviving Corporation. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation, they shall be exchanged pursuant to Section 2.1 (c).

2.2 ASSUMPTION AND RECOGNITION OF PROCERA OPTIONS: On and after the Effective Time, ZWCM shall assume and recognize any vested or unvested stock options outstanding with respect to Procera Common Stock.

2.3 NONASSUMPTION OR NONRECOGNITION OF ZWCM OPTIONS: On and after the Effective Time, Procera shall neither assume nor recognize any stock options outstanding with respect to ZWCM Common Stock. It is the intention of ZWCM to cause all outstanding stock options to be cancelled or exercised prior to the Effective Time.

2.4 CAPITAL STOCK OF ZWCM. All issued shares of ZWCM Common Stock outstanding immediately prior to the Effective Time shall continue unchanged as securities of the Surviving Corporation.


SECTION 3.    STOCKHOLDER APPROVALS; BOARDS OF DIRECTORS' RECOMMENDATIONS;
              -----------------------------------------------------------
         FILING;  EFFECTIVE TIME
         -----------------------

3.1 STOCKHOLDER APPROVALS; BOARDS OF DIRECTORS' RECOMMENDATIONS: Meetings of the stockholders of Procera and ZWCM shall be held in accordance with their articles and bylaws and general corporate law, in accordance with any and all applicable federal laws or regulations or SEC provisions, respectively, as promptly as possible, after at least 20 days' prior written notice thereof to the stockholders of the respective Constituent Corporations, in each case, among other things, to consider and vote upon the adoption and approval of this Agreement, the Merger and the other transactions, if any, contemplated hereby. In the event that either party hereto is able to obtain the written consent of the owners of a majority of its outstanding shares of capital stock in favor of the Merger, then no notice of a stockholders' meeting need be given to such party's stockholders and no proxies need to be solicited from such stockholders to accomplish the Merger. Subject to its fiduciary duty to its stockholders, the Board of Directors of ZWCM shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved. Subject to its fiduciary duties to its stockholders, the Board of Directors of Procera shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved.

3.2 FILING; EFFECTIVE TIME: As soon as practicable after the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby, if any, by the respective stockholders of each of the Constituent Corporations (unless one or more of the conditions contained in Sections 7 and 8 have not then been fulfilled or waived, then as soon as practicable after the fulfillment or waiver of all such conditions), an appropriate certificate of merger in the form required by law shall be executed and filed in the office of the Secretary of State of the respective states, at which time the Merger shall become effective (the "Closing" or the "Effective Time"). The parties intend the Closing to take place no later than 5:00 p.m., Pacific Standard Time, on June 30, 2003.


SECTION 4.     CERTAIN EFFECTS OF THE MERGER
               -----------------------------

4.1 EFFECTS OF MERGER: When the Merger becomes effective, the separate existence of Procera shall cease, Procera shall be merged into ZWCM, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively as possible the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of any jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.


SECTION 5.     COVENANTS

5.1 COVENANTS OF PROCERA: Procera agrees that, unless ZWCM otherwise agrees in writing:

(a) CERTIFICATE OF INCORPORATION AND BYLAWS. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to Sections 7 or 8 or otherwise ("Release Time"), no amendment will be made in the certificate of incorporation or bylaws of Procera.

(b) DIVIDENDS AND PURCHASES OF STOCK. Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid or affected by Procera in respect of the outstanding shares of Procera Common Stock.



(c) ACCESS. Until the Release Time, Procera will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of ZWCM free and full access to the plants, premises, properties, books and records of Procera, will permit them to make extracts from and copies of such books and records, and will from time to time furnish ZWCM with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Procera as ZWCM from time to time may request.

(d) CONDUCT OF BUSINESS. Until the Release Time, Procera shall conduct its affairs so that at the Effective Time no representation or warranty of Procera will be inaccurate, no covenant or agreement of Procera will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of Procera. Except as otherwise requested by ZWCM in writing, until the Release Time, Procera will use its best efforts to preserve the business operations of Procera intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Procera, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, Procera will conduct its business and operations in all respects only in the ordinary course.

(e) ADVICE OF CHANGES. Until the Release Time, Procera will immediately advise ZWCM in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the Procera Disclosure Letter (as defined in Section 6.1 (a)), which (if existing and known at any time prior to or at the Effective
              Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

(f) CONFIDENTIALITY. Procera shall ensure that all confidential information which Procera or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of ZWCM, any of ZWCM affiliate, or any customer or supplier of ZWCM or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of Procera, in each case without the prior written consent of ZWCM; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Procera, of any affiliate of any of them, or (insofar as such confidential information was obtained directly by Procera or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. Procera shall, and shall cause all other such persons and entities to, deliver to ZWCM all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(g) PUBLIC STATEMENTS. Before Procera releases any information concerning this Agreement, the Merger, or any of the other transaction contemplated by this Agreement which is intended for or may result in public dissemination thereof, Procera shall cooperate with ZWCM, shall furnish drafts of all documents or proposed oral statements to ZWCM for comments, and shall not release any such information without the written consent of ZWCM. Nothing contained herein shall prevent Procera from releasing any information if required to do so by law.

(h) INDEMNIFICATION. Procera agrees to indemnify and hold harmless ZWCM and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities (including personal liabilities of certain executives and directors), claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.1(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) an untrue statement or alleged untrue statement of a material fact contained in this Agreement or any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated in this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, Procera or any Procera security holder or (ii) any breach of any representation, warranty, covenant or agreement of Procera contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Procera may otherwise have, including liabilities arising under this Agreement.

5.2 COVENANTS OF ZWCM: ZWCM agrees that, unless Procera otherwise agrees in writing:

(a) ARTICLES OF INCORPORATION AND BYLAWS. Until the earlier of the Effective Time or the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise ("Release Time"), no amendment will be made in the articles of incorporation or bylaws of ZWCM.

(b) SHARES AND OPTIONS. Until the Release Time, no shares of capital stock of ZWCM, options or warrants for such shares, rights to subscribe to or purchase such shares, or securities convertible into or exchangeable for such shares, shall be issued, granted or sold by ZWCM without the prior written consent of an authorized officer of Procera.

(c) DIVIDENDS AND PURCHASES OF STOCK. Until the Release Time, no dividend or stock split shall be authorized, declared, paid or affected by ZWCM in respect of the outstanding shares of ZWCM Common Stock.

(d) ASSETS/LIABILITIES/BORROWING OF MONEY. Until the Release Time, ZWCM shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business. At the Closing, ZWCM shall have no assets, no liabilities and no contracts in force or effect.

(e) ACCESS. Until the Release Time, ZWCM will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of Procera free and full access to the plants, premises, properties, books and records of ZWCM and the ZWCM Subsidiaries, will permit them to make extracts from and copies of such books and records, and will from time to time furnish Procera with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of ZWCM and the ZWCM Subsidiaries as Procera from time to time may request.

(f) CONDUCT OF BUSINESS. Until the Release Time, ZWCM shall conduct its affairs so that at the Effective Time no representation or warranty of ZWCM will be inaccurate, no covenant or agreement of ZWCM will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of ZWCM. Except as otherwise requested by Procera in writing, until the Release Time, ZWCM will use its best efforts to preserve the business operations of ZWCM intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of ZWCM, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, ZWCM will conduct its business and operations in all respects only in the ordinary course.

(g) ADVICE OF CHANGES. Until the Release Time, ZWCM will immediately advise Procera in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the ZWCM Disclosure Letter [as defined in Section 6.02 (a)], which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

(h) CONFIDENTIALITY. ZWCM shall ensure that all confidential information which ZWCM or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of Procera, any Procera affiliate, or any customer or supplier of Procera or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of ZWCM, in each case without the prior written consent of Procera; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of ZWCM or of any of its affiliates, or (insofar as such confidential information was obtained directly by ZWCM, any ZWCM Subsidiary, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. ZWCM shall, and shall cause all other such persons and entities to, deliver to Procera all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(i) PUBLIC STATEMENTS. Before ZWCM releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for or may result in public dissemination thereof, ZWCM shall cooperate with Procera, shall furnish drafts of all documents or proposed oral statements to Procera for comments, and shall not release any such information without the written consent of Procera Nothing contained herein shall prevent ZWCM from releasing any information if required to do so by law.

(j) INDEMNIFICATION. ZWCM agrees to indemnify and hold harmless Procera and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities, claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.3(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) untrue statement or alleged untrue statement of a material fact contained in this Agreement or in any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, ZWCM, any ZWCM Subsidiary, or any ZWCM security holder or (ii) any breach of any representation, warranty, covenant or agreement of ZWCM contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability ZWCM may otherwise have, including liabilities arising under this Agreement.

SECTION 6.     REPRESENTATIONS AND WARRANTIES

6.1 Certain Representations and Warranties of Procera: Procera represents and warrants to ZWCM as follows:

(a) DISCLOSURES. Procera is incorporated in the State of Delaware; its principal place of business is in California; the jurisdictions in which it is qualified to do business are California and Delaware; and the business which it presently conducts and which it contemplates conducting is network software and devices. Procera is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Procera is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

(b) CAPITALIZATION. The authorized capital stock of Procera consists of 50,000,000 shares of Procera Common Stock, and 20,000,000 shares of Preferred Stock, $0.001 par values, of which 17,740,769 common shares shall be outstanding as of Closing, including the conversion of bridge funding, warrants and other amounts. Procera is conducting a private placement of its common shares and prior to Closing may issue up to an additional two million common shares pursuant to such placement. Each of such outstanding shares of Procera Common and Preferred Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned of record and beneficially by the following persons in the case of Procera in accordance with the following capitalization table:

                       SEE EXHIBIT "A"

             in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. Other than the shares and convertible securities disclosed herein, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Procera or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Procera, and there is outstanding no security or other instrument convertible into or exchangeable for capital stock of Procera.

(c) FINANCIAL CONDITION. Procera has delivered to ZWCM true and correct copies of its unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of such statements:

               (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Procera.

               (ii) Procera has not authorized,  declared,  paid or affected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of Procera.

(d) TAX AND OTHER LIABILITIES. To its knowledge, Procera has no material liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by Procera to ZWCM. Procera has filed all federal, state and local tax returns required to be filed by it, and all such tax returns are true and correct and all taxes due by Procera have been paid.

(e) LITIGATION AND CLAIMS. Except as previously disclosed to ZWCM, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to Procera, with respect to Procera or any of its businesses, properties or assets.

(f) PROPERTIES. Procera has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in the financial statements and other disclosures by Procera to ZWCM, including the use of inventory, equipment, furniture and intellectual property under agreements with Digi International and Doug Glader).

(g) RETIREMENT PLANS. Procera has no pension, profit sharing or other incentive plans or any outstanding bonuses, incentive compensation, vacations, severance pay, insurance or other benefits, except as previously disclosed to ZWCM.

(h) AUTHORITY TO MERGE. Procera has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Procera have been taken to authorize the execution, delivery and performance of this Agreement by Procera, other than approval of the holders of Procera Common Stock. This Agreement has been duly authorized, executed and delivered by Procera, constitutes the legal, valid and binding obligation of Procera, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by Procera for the execution, delivery or performance of this Agreement by Procera. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which Procera is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement. At the Effective Time, the Surviving Corporation will acquire all right, title and interest of Procera in and to all of its properties and assets, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances, except these specifically assumed as set forth a disclosure letter to be delivered by Procera to ZWCM at Closing (the "Procera Disclosure Letter").

6.2 CERTAIN REPRESENTATIONS AND WARRANTIES OF ZWCM: ZWCM represents and warrants to Procera as follows:


(a) DISCLOSURE. ZWCM is incorporated in Nevada; its principal place of business is in California; the jurisdictions in which it is qualified to do business are California and Nevada; and the business which it presently conducts and which it contemplates conducting will be sold to a private party prior to the Closing. ZWCM is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. ZWCM is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

(b) CAPITALIZATION. The authorized capital stock of ZWCM consists of 50,000,000 shares of ZWCM Common Stock, and 5,000,000 shares of Preferred Stock, $0.001 par value, of which 1,610,000 shares of registered Common Stock and zero shares of Preferred Stock shall be outstanding at Closing. Immediately prior to Closing, ZWCM shall cause to be cancelled all the shares of its outstanding restricted common stock, and shall have only 1,610,000 shares of registered common stock outstanding. All of the registered common shares of ZWCM shall be delivered to an escrow account to be established by Randall Lanham prior to this Merger Agreement becoming effective, unless such share delivery is specifically waived by an authorized officer of Procera. Each of such outstanding shares of ZWCM Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of ZWCM or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of ZWCM. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of ZWCM.

(c) FINANCIAL CONDITION. ZWCM has delivered to Procera true and correct copies of its audited and unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of the aforementioned financial statements: (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of ZWCM; (ii) ZWCM has not authorized, declared, paid or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of ZWCM.

(d) TAX AND OTHER LIABILITIES. ZWCM has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by ZWCM to Procera.

(e) LITIGATION AND CLAIMS. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to ZWCM, with respect to ZWCM or any of its businesses, properties or assets, other than those proceedings previously disclosed to Procera.

(f) PROPERTIES. ZWCM has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances except these specifically assumed as set forth a disclosure letter to be delivered by ZWCM to Procera at Closing (the "ZWCM Disclosure Letter").

(g) AUTHORITY TO MERGE. ZWCM has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of ZWCM have been taken to authorize the execution, delivery and performance of this Agreement by ZWCM, other than approval of the holders of ZWCM Common Stock. This Agreement has been duly authorized, executed and delivered by ZWCM, constitutes the legal, valid and binding obligation of ZWCM, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by ZWCM for the execution, delivery or performance of this Agreement by ZWCM. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which ZWCM is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement.

SECTION 7.     ABANDONMENT AND TERMINATION

7.1 Right of ZWCM to Abandon: ZWCM's Board of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

(a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS: All representations and warranties of Procera contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by Procera and regardless of knowledge or lack thereof on the part of Procera or changes beyond their control; as of the Effective Time, Procera shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and ZWCM shall have received a certificate executed by the chief executive officer and the chief financial officer of Procera dated the Effective Time to that effect.

(b) OTHER CLOSING DOCUMENTS: Procera shall have delivered to ZWCM at or prior to the Effective Time such other documents as ZWCM may reasonably request in order to enable ZWCM to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c) LEGAL ACTION: There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

7.2 RIGHT OF PROCERA TO ABANDON: The Board of Directors of Procera shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

(a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of ZWCM contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by ZWCM and regardless of knowledge or lack thereof on the part of ZWCM or changes beyond their control; as of the Effective Time, ZWCM shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and Procera shall have received a certificate executed by the chief executive officer and the chief financial officer of the ZWCM dated the Effective Time to that effect.

(b) OTHER CLOSING DOCUMENTS. ZWCM shall have delivered to Procera at or prior to the Effective Time such other documents as Procera may reasonably request in order to enable Procera to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c) LEGAL ACTION. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.


SECTION 8.     ADDITIONAL TERMS OF ABANDONMENT

8.1 MANDATORY ABANDONMENT: The Merger shall be abandoned or terminated if the holders of at least the requisite majority of the shares of any of the Constituent Corporations, as required by applicable state laws, shall not have voted in favor of the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby.

8.2 OPTIONAL ABANDONMENT: In addition to the provisions of Section 7, the Merger may be abandoned or terminated at or before the Effective Time, notwithstanding the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby by the stockholders of the parties hereto:

(a) by mutual agreement of the Boards of Directors of the Constituent Corporations; or

(b) At the option of any of the respective Boards of Directors of the Constituent Corporations, if the Effective Time shall not have occurred on or before June 30, 2003.

8.3 EFFECT OF ABANDONMENT: If the Merger is rightfully abandoned or terminated as provided in Section 7 or this Section 8:


(a) this Agreement shall forthwith become wholly void and of no effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person, employee, counsel, agent or shareholder thereof; and

(b) the Constituent Corporations shall each pay and bear its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and its respective meetings of stockholders, including fees and expenses of its counsel, accountants, investment banking firm and other experts.

SECTION 9.     GENERAL PROVISIONS
               ------------------

9.1 FURTHER ACTIONS: At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

9.2 AMENDMENTS: This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. This Agreement may be amended prior to the Effective Time (notwithstanding stockholder adoption and approval) by a written instrument executed by the Constituent Corporations with the approval of their respective Boards of Directors.

9.3 NOTICES: Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express or similar overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement. Notices hereunder shall be deemed delivered only upon actual delivery against a signed receipt.

9.4 WAIVER: Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors of the waiving party.

9.5 BINDING EFFECT: The provisions of this Agreement shall be binding upon and inure to the benefit of the Constituent Corporations and their respective successors and assigns and shall inure to the benefit of each indemnity.

9.6 SEPARABILITY: If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9.7 HEADINGS: The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

9.8 COUNTERPARTS; GOVERNING LAW: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of California.

                         --- SIGNATURES ON NEXT PAGE ---

            IN WITNESS WHEREOF, this Agreement has been approved by resolutions duly adopted by the Board of Directors of each of the Constituent Corporations and has been signed by duly authorized officers of each of the Constituent Corporations, and each of the Constituent Corporations has caused its corporate seal to be hereunto affixed and attested by the signature of its Secretary or Assistant Secretary, all as of the date first above written.


ZOWCOM, INC.                                           June 24, 2003


/s/ Frank Drechsler
----------------------------------------------
Frank Drechsler
Chairman and Director



PROCERA NETWORKS, INC.                                 June 18, 2003


/s/ Doug Glader
----------------------------------------------
Doug Glader
President and Chief Executive Officer

                         EXHIBIT "A" TO MERGER AGREEMENT

                      PROCERA NETWORKS COMMON SHAREHOLDERS
                      ------------------------------------

    Shareholder                                             Number of Shares
 ---------------------                                     ------------------
 Douglas Glader                                                4,148,970
 Jon Minnis Trust                                              1,137,110
 Liviakis Financial                                            1,000,000
 Clyde Berg                                                      932,500
 Eric McAfee                                                     932,500
 Jay Zerfoss                                                     680,318
 Christopher Claudatos                                           677,086
 Magnus Hansen                                                   675,232
 Laird Cagan                                                     665,000
 John McQuade                                                    656,086
 Lyles Diversified, Inc.                                         631,000
 Gregory Dewing                                                  450,510
 Berg McAfee Companies                                           423,866
 Christina Jones                                                 393,297
 Ravinder Sajwan                                                 353,000
 John Pimentel                                                   285,000
 Ravinder Pahwa                                                  253,658
 Cagan McAfee Capital Partners, LLC                              247,000
 William D. Smythe Trust                                         245,468
 John O'Shaughnessy                                              245,336
 Steve Ruben                                                     200,000
 Heidar Javadi                                                   147,276
 Anthony Le                                                      140,814
 Keith Andrews                                                   124,300
 Walter Samuelson                                                123,100
 Eric Glader                                                     122,784
 Daniel Ching                                                    119,876
 William Ge                                                      119,876
 Tai Nguyen                                                      118,768
 Xiaoan Hou                                                      115,722
 Pieter Wiersma                                                  112,398
 Nahid Amiri                                                     111,568
 Henry Pham                                                      111,568
 Thanh Phan                                                      111,568
 Nai-Cheng Chao                                                  107,414
 Michelle Leahy                                                  100,000
 Thomas Williams                                                 100,000
 Edward Smith                                                    100,000
 Paul Schroeder                                                   88,000
 James Moon                                                       84,260
 T. Sridhar                                                       75,000
 Anthony Romano                                                   74,040
 George Roberts                                                   54,500
 Scott Kinder                                                     50,000
 Robert Wallace                                                   50,000
 Pillsbury-Winthrop                                               40,000
 BFI Finance                                                       5,000
                                                             ------------

 Total Common Shares                                          17,740,769
                                                             ------------

Exhibit A-1
                             FIRST AMENDMENT TO THE
                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                                  ZOWCOM, INC.
                                       AND
                             PROCERA NETWORKS, INC.

         THIS FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (the "Amendment") is dated as of July 24, 2003, by and between Zowcom, Inc. ("ZWCM") and Procera Networks, Inc. ("Procera"). This Amendment is amends that certain Agreement and Plan of Merger (the "Agreement") between ZWCM and Procera, dated June 24, 2003.


                                    RECITALS

A.       Procera and ZWCM signed the Agreement on June 24, 2003.

B.       The Agreement provides for the merger of Procera into ZWCM

C. The parties desire to amend the Agreement reflect recent developments with respect to Procera.

                                    AMENDMENT

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged the parties agree to amend the Agreement as follows:

1. Section 2.2 is hereby deleted in its entirety and replaced with the following language:

     ASSUMPTION AND RECOGNITION OF PROCERA OPTIONS AND WARRANTS: On and after the Effective Time, ZWCM shall assume and recognize any vested or unvested stock options and warrants for Procera Common Stock.

2. The last sentence of Section 3.2 is hereby deleted in its entirety and replaced with the following language:

     "The Closing shall occur on August 16, 2003, or on such other date as the parties mutually agree."

3. The sentence of Section 6.1 (b) referring to authorization of Procera to issue additional shares of its Common Stock in a private placement prior to the Closing Date is hereby deleted in its entirety and replaced with the following language:

     "Procera may issue up to an additional six million (6,000,000) shares of its Common Stock prior to the Closing."

4. Except as hereby amended, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been approved by each of the parties as of the date first above written.


ZOWCOM, INC.


/s/ Frank Drechsler
--------------------------------------
Frank Drechsler
Chairman and Director



PROCERA NETWORKS, INC.


/s/ Douglas J. Glader
--------------------------------------
Douglas J. Glader
President and Chief Executive Officer

Exhibit A-2
                             SECOND AMENDMENT TO THE
                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                                  ZOWCOM, INC.
                                       AND
                             PROCERA NETWORKS, INC.

         THIS SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (the "Second Amendment") is dated as of August 15, 2003, by and between Zowcom, Inc. ("ZWCM") and Procera Networks, Inc. ("Procera"). This Second Amendment amends that certain Agreement and Plan of Merger (the "Agreement") between ZWCM and Procera, dated June 24, 2003.

                                    RECITALS

A.       Procera and ZWCM signed the Agreement on June 24, 2003.

B.       The Agreement provides for the merger of Procera into ZWCM

C. The parties desire to amend the Agreement to further ensure the closing of the transaction.

                                    AMENDMENT

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged the parties agree to amend the Agreement as follows:

1. Section 3 is hereby amended to include a new Section 3.4 to read as follows:

     "During the period from the date of this Agreement through the Effective Time, the undersigned shareholder hereby agrees to vote all of his ZWCM Common Stock in favor of the approval and adoption of the Agreement and approval of the Merger and any action in furtherance of the foregoing. The agreements contained in this Section 3.4 are irrevocable to the fullest extent permitted under Nevada law."

2.   Section 6.2 (b) is hereby amended to read as follows

"CAPITALIZATION. The authorized capital stock of ZWCM consists of 50,000,000 shares of ZWCM Common Stock, and 5,000,000 shares of Preferred Stock, $0.001 par value, of which 1,610,000 shares of registered Common Stock and zero shares of Preferred Stock shall be outstanding at Closing. Immediately prior to Closing, ZWCM shall cause to be redeemed all the shares of its outstanding restricted common stock, and shall have only 1,610,000 shares of registered common stock outstanding. All of the registered common shares of ZWCM shall be delivered to an escrow account to be established by Randall Lanham prior to this Merger Agreement becoming effective, unless such share delivery is specifically waived by an authorized officer of Procera. Each of such outstanding shares of ZWCM Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of ZWCM or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of ZWCM. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of ZWCM.

3. Except as hereby amended, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been approved by each of the parties as of the date first above written.

ZOWCOM, INC.


/s/ Dan Spaulding
--------------------------------------
Dan Spaulding
President and Chief Executive Officer


PROCERA NETWORKS, INC.


/s/ Douglas J. Glader
--------------------------------------
Douglas J. Glader
President and Chief Executive Officer



AGREED TO AND ACCEPTED:

/s/ Frank Drechsler
--------------------------------------
Frank Drechsler
Zowcom, Inc. Common Stock: 5,000,000

/s/ Dan Spaulding
--------------------------------------
Dan Spaulding
Zowcom, Inc. Common Stock: 200,000

/s/ Marc Seely
---------------------------------------
Marc Seely
Zowcom, Inc. Common Stock: 800,000

Exhibit A-3
                             THIRD AMENDMENT TO THE
                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                                  ZOWCOM, INC.
                                       AND
                             PROCERA NETWORKS, INC.

         THIS THIRDAMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (the "Third Amendment") is dated as of August 18, 2003, by and between Zowcom, Inc. ("ZWCM") and Procera Networks, Inc. ("Procera"). This Third Amendment amends that certain Agreement and Plan of Merger (the "Agreement") between ZWCM and Procera, dated June 24, 2003.

                                    RECITALS

     A.       Procera and ZWCM signed the Agreement on June 24, 2003.

     B.       The Agreement provides for the merger of Procera into ZWCM

     C. The parties desire to amend the Agreement to further ensure the closing of the transaction.

                                    AMENDMENT

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged the parties agree to amend the Agreement as follows:

     1.       Section 6.2 (b) is hereby amended to read as follows

"CAPITALIZATION. The authorized capital stock of ZWCM consists of 50,000,000 shares of ZWCM Common Stock, and 5,000,000 shares of Preferred Stock, $0.001 par value, of which 1,610,000 shares of registered Common Stock and zero shares of Preferred Stock shall be outstanding at Closing. At Closing, ZWCM shall cause to be redeemed all the shares of its outstanding restricted common stock, which total 6,000,000 shares in exchange for $88,000, or $0.0147 per share, and shall have only 1,610,000 shares of registered common stock outstanding. All of the registered common shares of ZWCM shall be delivered to an escrow account to be established by Randall Lanham prior to this Merger Agreement becoming effective, unless such share delivery is specifically waived by an authorized officer of Procera. Each of such outstanding shares of ZWCM Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of ZWCM or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of ZWCM. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of ZWCM.

     2. Except as hereby amended, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been approved by each of the parties as of the date first above written.

ZOWCOM, INC.


/s/ Dan Spaulding
--------------------------------------
Dan Spaulding
President and Chief Executive Officer


PROCERA NETWORKS, INC.


/s/ Douglas J. Glader
--------------------------------------
Douglas J. Glader
President and Chief Executive Officer



AGREED TO AND ACCEPTED:


/s/ Frank Drechsler
--------------------------------------
Frank Drechsler
Zowcom, Inc. Common Stock: 5,000,000

/s/ Dan Spaulding
--------------------------------------
Dan Spaulding
Zowcom, Inc. Common Stock: 200,000

/s/ Marc Seely
---------------------------------------
Marc Seely
Zowcom, Inc. Common Stock: 800,000

                                    Exhibit B

                        NEVADA DISSENTERS' RIGHTS STATUTE

                           RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

     (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

     (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

          (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

               (I) The surviving or acquiring entity; or

               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or


     (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

           (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

           (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

           (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

           (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

           (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

           (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

           (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder. 1. A stockholder to whom a dissenter's notice is sent must:

           (a)       Demand payment;

           (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

           (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF
STOCKHOLDER .

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      NRS 92A.460     PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

           (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the pro ceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

           (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

           (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                   EXHIBIT C









                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT No. 1 TO
                                   FORM 10-KSB






(X) ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the fiscal year ended December 31, 2002
                                       -----------------

( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    EXCHANGE ACT OF 1934   For the transition period from          to
                                                           --------  ----------

Commission File Number: 000-49862

                                  Zowcom, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)
Nevada                                                               33-0974674
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

17218 Beach Boulevard, Huntington Beach, California                       92647
-------------------------------------------------------------- -----------------
(Address of principal executive offices)                             (Zip Code)

                                 (714) 785.2095
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Securities registered under Section 12(b) of the Act:


Title of each class registered:       Name of each exchange on which registered:
-------------------------------       ------------------------------------------

            None                                        None
            ----                                        ----

Securities registered under Section 12(g) of the Act:

                  Common Stock, Par Value $.001
                  -----------------------------
                         (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. (X) Yes ( ) No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

State issuer's revenues for its most recent fiscal year. $2,045.

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.) As of April 29, 2003, approximately $80,500.

As of April 31, 2003, there were 7,610,000 shares of the issuer's $.001 par value common stock issued and outstanding.

Documents incorporated by reference. There are no annual reports to security holders, proxy information statements, or any prospectus filed pursuant to Rule 424 of the Securities Act of 1933 incorporated herein by reference.


`

Transitional Small Business Disclosure format (check one):

                            Yes  ( )         No   (X)

                                     PART I

Item 1. Description of Business.
--------------------------------

Our Background. We were incorporated in Nevada on July 11, 2001 as zSolution Inc. On September 21, 2001, we changed our name to Zowcom, Inc.

Our Business. We intend to be a provider of customized websites and web-based business planning applications and Internet advertising space that allow our customers to conduct business more efficiently using the utility of Internet. To date, we have only generated $2,045 in revenues and we do not have any employees, other than our current officers and directors. We believe that by offering a library of e-commerce business solutions, our business customers can easily access web-based tools, such as online catalogs, and applications that manage inventory, forecast sales and schedule resources, thereby increasing their profitability. We also plan to design customized websites targeting each customer's unique users, offering the following features:

     o    150 MB of disk space;
     o    10 GB of data transfer per month;
     o    unlimited pop e-mail accounts with a web mail site administrator;
     o    encryption methods for security of user files;
     o    domain name listings and annual name renewal service;
     o    flexibility in number of website pages;
     o    submission to search engines to optimize placement in search results;
     o    customized banners; and
     o    statistical software, tracking number of visits to the site.

We anticipate that our primary source of revenue will come from the sale of web-based business planning solutions, web-hosting, and advertisement space. We intend to partner with Zow Graphics, a sole proprietorship owned by Marc Seely, one of our officers and directors. Zow Graphics provides interactive web hosting and design services, which has a large client base which will complement our operations. Zow Graphics was started in 1995 and generates revenues of approximately $100,000 per year. We do not anticipate that we will enter into a formal agreement with Zow Graphics, but we do intend to share expenses, such costs for server space and bandwidth. Marc Seely owns 800,000 shares of our common stock.

We believe our products and services will offer business customers a unique combination of online business planning solutions and targeted advertising, tailored to the needs of entrepreneurial and multi-national companies, hospitality services and small- to medium-size businesses. As businesses become increasingly multi-national and more "virtual" in nature, we expect that e-commerce capabilities will require more than e-mail and traditional networks. We anticipate, for example, that our products will allow personal digital assistant, or PDA, users to check and manage inventory, schedules, or sales forecasts from any location. We anticipate that our library of web-based e-commerce tools will help any business that sells products, manages inventory, schedules allocation of resources, or makes sales forecasts.

We believe these functions are important to business users of the Internet who seek new forms of communications to facilitate both the types of content and the ability to remotely access that content. We believe our market has characteristics and benefits similar to the growth and adoption of the Internet-based email market. We believe that the current potential market for e-commerce business planning solutions, website design and hosting and Internet advertising services applications is extremely large. We intend to target business users who can utilize the Internet and e-commerce applications to streamline their operations and increase profitability. We will attempt to attract a diverse customer base to drive multiple streams of revenue for our proposed strategic partners and us.

Our Industry. We believe that the e-commerce industry will grow in the coming years, and that companies already have significant data to process and manipulate, whether it be online orders, or managing operational data, such as forecasts, inventories, resource allocation. We anticipate that many businesses faced with the shortcomings of traditional solutions to technology infrastructure challenges will outsource technology functions to application service providers. Application service providers enable businesses to gain access to the latest technologies without increasing expenditures for technical personnel and equipment. We believe a significant market opportunity exists for application service providers offering Internet-based data storage and management services that allow small and medium-sized businesses in particular as well as hospitality services and multi-national business users to protect, store, access and share their critical computerized information at any time and from any location. Additionally, web-based advertising is becoming crucial to companies relying on their Internet presence for success. An Internet presence is nearly mandatory for any new or emerging business, as well as any business that hopes to participate in e-commerce today. Web site advertising has proven successful through many other Internet ventures.

Proposed Website. We anticipate that our proposed website, located at www.zowcom.com and www.zowcom.net, will initially be developed as our Internet corporate presence. We plan to use our website for marketing our proposed library of business application software, as well as our banner advertising services, data storage, and website design and hosting services.

Our Services. We also propose to offer website design, web hosting and advertisement services. Our proposed web storage service will allow users to easily store and share files and information. Our services are accessible only to registered users, who are initially allotted 40 megabytes of memory upon registration. Users may increase their designated storage capacity by purchasing additional units of storage space. Unlike other providers of Internet storage space, we propose to offer our own web design and hosting services.

We have designed our services to be secure by encrypting data prior to transmission, maintaining the data in encrypted form at our data centers and returning it to the user in encrypted form. Our systems are reliable because we have designed them with multiple redundancies. Our services are easy to use because they have a simple Windows-based interface and run automatically each day with minimal user effort. Our services are cost-effective because users can implement them without any hardware, additional software or technical personnel. In addition, we have designed our systems to scale to accommodate millions of simultaneous users.

We also propose to sell advertising space in the form of banner advertising. Under our model of banner advertising sales, the amount of banner advertisement space available will be directly correlated with the number of page views our site receives.

Our Business Strategy. Our objective is to become a market leader in providing website solutions for business customers, by not only designing and hosting tailored websites, but also featuring a veritable library of e-commerce business solutions, such as inventory management, sales forecasting and resource scheduling to three primary target groups: entrepreneurial and multi-national companies; hospitality services; and small businesses.

To achieve this objective, we intend to:

     o strengthen our co-marketing programs with existing marketing partners and develop new relationships with other industry-leading companies;
     o increase awareness of the Zowcom brand to position ourselves as a leading provider of web design, hosting and advertising services;
     o introduce web-based business planning applications on our proprietary technology to address the evolving needs of small and medium-sized businesses;
     o    continue to invest in developing new technologies and services;
     o establish new, state-of-the-art data centers that will enhance the security and reliability of our solutions; and
     o pursue strategic acquisitions to broaden our offerings, expand our technology platform and capitalize on consolidation opportunities in our market.

Additional Revenue Sources.

Banner Advertising: We anticipate that banner advertising will be a major source of our revenues. The amount of banner advertisement space available is, in this instance, directly correlated with the number of page views a site receives. If the site receives one million page requests on a given day, then one million banner advertisement spaces would be available to sell. Advertisers purchase banner advertisements in blocks of one thousand. The cost of each block of one thousand is referred to as the cost-per-thousand impressions, or CPMs. Advertising space will cost between $25.00-$60.00 per CPM, depending on size, traffic volume, and location on the site. That calculates to between $0.025 and $0.06 per advertisement banner. It should be noted that standard advertising rates for banners are currently $30 and up, thus we have the strong potential undercutting ability in our initial advertising sales.

Sponsorships: We also plan to sell sponsorships on websites we design or host. Branded content sponsorship is analogous to the "brought to you by" model used on television or radio. Companies will often want to sponsor a specific section of a site. For example, a computer manufacturer could potentially be a "site sponsor" of ours. Thus, the phrase "Presented by ABC Computers" would be written above or below the title, ZOWCOM, INC. appearing on a website. The computer manufacturer would benefit by associating their brand with a high-quality Internet service. Usually, branded content sponsorship arrangements are based on long-term, renewable contracts.

Affiliate Programs Transaction Fees: We also anticipate collection transaction fees as a source of revenue. At this time, search engines structure deals earning between 10-20% of every sale precipitated through their site. For example, many search engines feature the Amazon.com logo and a link that reads, "Related Books," in a different section of their site. If a user were to click on that link and purchase a book, the search engine would earn 15% of the price of the book. We believe that 15% is standard fee for Amazon.com. Although these partnership arrangements have failed to yield significant revenue thus far, we hope that e-commerce will flourish over the next few years, making them an important additional source of revenue.

Up-front Fees: We will also offer advertising partners the option of paying an up-front fee to be featured on our site for an agreed upon duration. Under this arrangement, we will feature the company's logo and a direct link to their web site in a specific area of the site. Often, up-front payments for an arrangement of this sort are very large. Recently, a large pharmaceutical company paid America On-Line $20 million to be the exclusive partner in its Health Care section for three years.

Growth Strategy. We intend to be a leading provider of website design and hosting, as well as the provider of a unique library of web-based business planning applications, and the source of advertising with the largest base of active users. We plan to achieve this growth, build our Zowcom brand and grow our revenues through the following:

     o    develop our customer base to drive multiple revenue streams;
     o target and expand strategic partnerships with highly trafficked websites with attractive user demographics;
     o enable our strategic partners to create and manage new and enhanced applications that utilize our Zowcom library of business solution products and web-based advertising services;
     o work in conjunction with strategic partners to enable multiple mobile devices to utilize our Zowcom products and services;
     o private label our Zowcom library of business solution products and Internet banner advertising services to business-to-business websites; and
     o pursue international expansion through localized Zowcom business solution products and web-based advertising services.

Advertising and marketing. We intend to implement an advertising and co-marketing campaign to increase awareness of the Zowcom brand and to acquire new users and expand and strengthen our strategic relationships. Our target market primarily consists of entrepreneurial and multinational companies, hospitality services, as well as small- to medium-size companies. Our marketing and advertising efforts will be targeted at these groups.

We will seek to maximize the value of our e-commerce business solution products by creating vertically integrated services by including secondary services such as web-hosting and web-banner advertising services. We will conduct sponsorships and other promotional activities geared towards our primary target market by soliciting "site sponsors," engaging in co-marketing activities and contemporaneous service and product launches. These sponsorship and promotional activities will build our brand image and increase our presence in the market while offering a return benefit to the sponsor.

Competition. We are a start up company and therefore we primarily compete with small firms that offer similar products to our products. The web-based design and hosting, advertising industries and e-commerce business planning tool industries are very competitive and extremely fragmented. We compete directly with other companies and businesses that have developed and are in the process of developing platforms for Internet based business planning applications, as well as those that offer Internet advertising. We intend to compete by providing personal service with free technical support for needs other than our services that we provide. We also intend to compete by providing extended services beyond basic web hosting, including secure server, database applications, conferencing services and intranet development and maintenance.

Many of these competitors have greater financial and other resources, and more experience in research and development, than us. We cannot guaranty that other products, which are functionally equivalent or similar to our products, are not marketed or will not be marketed. For example, semicustomwebsites and other companies do provide some elements of our product offering, though none provide the user the encryption security or combination of online business solutions such as inventory management, sales forecasting or scheduling the way we do.

Government Regulation. Online commerce is new and rapidly changing, and federal and state regulations relating to the Internet and online commerce are relatively new and evolving. Due to the increasing popularity of the Internet, it is possible that laws and regulations may be enacted to address issues such as user privacy, pricing, content, copyrights, distribution, antitrust matters and the quality of products and services. The adoption of these laws or regulations could reduce the rate of growth of the Internet, which could potentially decrease the usage of our website and could otherwise harm our business. In addition, the applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, libel, obscenity and personal privacy is uncertain. Most of these laws were adopted prior to the advent of the Internet and do not contemplate or address the unique issues of the Internet. New laws applicable to the Internet may impose substantial burdens on companies conducting online commerce. In addition, the growth and development of online commerce may prompt calls for more stringent consumer protection laws in the United States and abroad.

Taxing authorities in a number of states are currently reviewing the appropriate tax treatment of companies engaged in Internet commerce. New state tax regulations may subject us to additional state sales, use and income taxes. The adoption of any of these laws or regulations may decrease the growth of Internet usage or the acceptance of Internet commerce which could, in turn, decrease the demand for our products and services and increase costs. To date, we have not spent significant resources on lobbying or related government affairs issues, but we may need to do so in the future.

Intellectual Property. We may rely on a combination of patents, copyright and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. We believe that factors such as the technological and creative skills of our personnel, new product developments, frequent product enhancements and name recognition are essential to establishing and maintaining a technology leadership position. We seek to protect our software, documentation and other written materials under trade secret and copyright laws, which afford only limited protection. We cannot guaranty that our intellectual property will be successfully protected, or if protected, that it will not be invalidated, circumvented or challenged, that the rights granted thereunder will provide competitive advantages to us or that any of our pending or future patent applications, whether or not being currently challenged by applicable governmental patent examiners, will be issued on substantially the same basis as the claims we seek, if at all. We cannot guaranty that others will not develop technologies that are similar or superior to our technology or design around the intellectual property. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or to obtain and use information that we regard as proprietary.

We currently own the web domain name www.zowcom.com and www.zowcom.net. Currently, governmental agencies such as the U.S. Department of Commerce and their designees such as ICANN regulate the acquisition and maintenance of domain names. Others may obtain domain names which are similar to ours, which could cause confusion among web users trying to locate our site. Furthermore, the relationship between regulations governing domain names and laws protecting trademarks and similar proprietary rights is unclear. We may be unable to prevent third parties from acquiring domain names that are similar to ours. The acquisition of similar domain names by third parties could cause confusion among web users attempting to locate our site and could decrease the value of our name and the use of our site.

Our Research and Development. We are not currently conducting any research and development activities other than the development of our website. We do not anticipate conducting such activities in the near future.

Employees. As of April 29, 2003, we have no employees other than our officers. We do not currently anticipate that we will hire any employees in the next six months, unless we generate significant revenues. From time-to-time, we anticipate that we will use the services of independent contractors and consultants to support our business development. We believe our future success depends in large part upon the continued service of our senior management personnel and our ability to attract and retain highly qualified technical and managerial personnel.

Facilities. Our administrative offices are located at 17218 Beach Boulevard, Huntington Beach, California, 92647. We have a month to month lease and the rent is $250 per month. We believe that our facilities are adequate for our needs and that additional suitable space will be available on acceptable terms as required. We do not own any real estate.

Item 2.  Description of Property.
---------------------------------

Property held by us. As of the date specified in the following table, we held the following property:

============================= ==================== ==========================
        Property                December 31, 2002          December 31, 2001
----------------------------- -------------------- --------------------------
Cash                                         $254                    $54,817
----------------------------- -------------------- --------------------------
Property and Equipment, net                $5,518                     $5,083
============================= ==================== ==========================

Our Facilities. Our headquarters are located at 17218 Beach Boulevard, Huntington Beach, California, 92647. We have a month to month lease and the rent is $250 per month. We believe that our facilities are adequate for our needs and that additional suitable space will be available on acceptable terms as required.

Item 3.  Legal Proceedings.
--------------------------

There are no legal actions pending against us nor are any legal actions contemplated by us at this time.

Item 4.  Submission of Matters to Vote of Security Holders
-----------------------------------------------------------

Not applicable.

                                     PART II

Item 5.  Market Price for Common Equity and Related Stockholder Matters.
------------------------------------------------------------------------

Reports to Security Holders. We are a reporting company with the Securities and Exchange Commission, or SEC. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Prices of Common Stock. We participate in the OTC Bulletin Board, an electronic quotation medium for securities traded outside of the Nasdaq Stock Market, and prices for our common stock are published on the OTC Bulletin Board under the trading symbol "ZWCM". This market is extremely limited and the prices quoted are not a reliable indication of the value of our common stock. As of April 29, 2003, our stock has not been traded on this market.

We are authorized to issue 50,000,000 shares of $.001 par value common stock, each share of common stock having equal rights and preferences, including voting privileges. As of December 31, 2002, 7,610,000 shares of our common stock were issued and outstanding. We are also authorized to issue 5,000,000 shares of $.001 par value preferred stock, none of which is issued and outstanding.

In June 2002, our registration statement on Form SB-2 to register 1,610,000 shares of common stock held by our shareholders was declared effective by the SEC. The approximate number of holders of record of shares of our common stock is thirty-five. There are no outstanding options or warrants to purchase, or securities convertible into, shares of our common stock. There are 6,000 shares that can be sold pursuant to Rule 144 promulgated pursuant to the Securities Act of 1933.

There have been no cash dividends declared on our common stock. Dividends are declared at the sole discretion of our Board of Directors.

Penny Stock Regulation. Shares of our common stock are subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in those securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission, which contains the following:

     o a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;
     o a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of securities' laws;
     o a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the "bid" and "ask" price;
     o    a toll-free telephone number for inquiries on disciplinary actions;
     o definitions of significant terms in the disclosure document or in the conduct of trading in penny stocks; and
     o such other information and is in such form (including language, type, size and format), as the Securities and Exchange Commission shall require by rule or regulation.

Prior to effecting any transaction in penny stock, the broker-dealer also must provide the customer the following:

     o    the bid and offer quotations for the penny stock;
     o the compensation of the broker-dealer and its salesperson in the transaction;
     o the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and
     o monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules. Holders of shares of our common stock may have difficulty selling those shares because our common stock will probably be subject to the penny stock rules.

Item 6. Management's Discussion and Analysis of Financial Condition or Plan of Operation.
-----------------------------------------------------------------------------

This following information specifies certain forward-looking statements of management of the company. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "will", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. No assurance can be given that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

CRITICAL ACCOUNTING POLICY AND ESTIMATES. Our Management's Discussion and Analysis of Financial Condition and Results of Operations section discusses our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, accrued expenses, financing operations, and contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The most significant accounting estimates inherent in the preparation of our financial statements include estimates as to the appropriate carrying value of certain assets and liabilities which are not readily apparent from other sources. These accounting policies are described at relevant sections in this discussion and analysis and in the notes to them consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Management's Discussion and Analysis of Financial Condition and Results of Operations
--------------------------------------------------------------------------

For the year ended December 31, 2002, compared to the period from July 11, 2001, our date of formation, through December 31, 2001.

Liquidity and Capital Resources. We have cash of $254 as of December 31, 2002 and other receivables of $303 resulting in our total current assets of $557 as of December 31, 2002. We also had $5,518 in property and equipment, resulting in our total assets of $6,075. This is in comparison to the period from July 11, 2001, our date of formation, through December 31, 2001, where we had total current assets of $65,827, which was comprised of $54,817 in cash, $10,010 in prepaid expenses and $1,000 in a subscription receivable. We also had property and equipment of $5,083, resulting in our total assets of $70,910 for the period from July 11, 2001, our date of formation, through December 31, 2001. In December 2001, we completed the sale of our common stock for $0.05 per share. The proceeds to us were $80,500 and were used for working capital.

Our total liabilities were approximately $17,150 as of December 31, 2002, of which $16,361 is for accounts payable and $789 is due to one of our officers who had previously advanced funds to us. As of December 31, 2002, we had no long term commitments or contingencies. This is in comparison to the period from July 11, 2001, our date of formation, through December 31, 2001, where our only liabilities were $793 due to an officer.

Results of Operations.

Revenues. For the year ended December 31, 2002, we generated $2,045 in revenues. We hope to increase our revenues when we are able to offer our products and services by means of our website. For the period from July 11, 2001, our date of formation, through December 31, 2001, we did not generate any revenues.

Operating Expenses. For the year ended December 31, 2002, our total expenses were $83,237, which were represented by $16,059 in general and administrative expenses, $11,420 in accounting expenses, $18,615 in consulting expenses and $37,143 in legal expenses. Therefore, our net loss for the year ended December 31, 2002 was $81,192. This is in comparison to the period from July 11, 2001, our date of formation, through December 31, 2001, where we had $12,405 in general administrative expenses, and a net loss of $12,405.

Our Plan of Operation for the Next Twelve Months. We have only generated $2,045 in revenues from our operations as of December 31, 2002. To effectuate our business plan during the next twelve months, we must continue to develop our internet presence, market our products and services and develop our brand image. We believe that we will be able to increase the revenues we generate after the development of our website is complete. Any revenues generated will be used to expand our service offerings.

We have cash of $254 as of December 31, 2002. In the opinion of management, available funds will not satisfy our working capital requirements through the next twelve months. Our monthly cash requirements are approximately $2,000 per month. We believe that those costs will remain consistent over the next twelve months because we do not intend to hire any more employees over the next twelve months. We believe that our officers and directors will contribute funds to pay for our expenses to achieve our objectives over the next twelve months.

Our belief that our officers and directors will pay our expenses is based on the fact that our officers and directors collectively own 6,000,000 shares of our common stock, which equals approximately 78.84% of our outstanding common stock. We believe that our officers and directors will continue to pay our expenses as long as they maintain their ownership of our common stock. Any additional capital contributed by our management would be contributed without any consideration. However, our officers and directors are not committed to contribute additional capital.

Our forecast for the period for which our financial resources will be adequate to support our operations involves risks and uncertainties and actual results could fail as a result of a number of factors. We may need to raise additional capital to expand our operations. In the event that we experience a shortfall in our capital, we intend to pursue capital through public or private financing as well as borrowings and other sources, such as our officers and directors. We cannot guaranty that additional funding will be available on favorable terms, if at all. If adequate funds are not available, then our ability to expand our operations may be significantly hindered.

We are not currently conducting any research and development activities, other than the development of our website. We do not anticipate conducting such activities in the near future. We do not anticipate that we will purchase or sell any significant equipment. In the event that we generate significant revenues and expand our operations, then we may need to hire additional employees or independent contractors as well as purchase or lease additional equipment.

Item 7.  Financial Statements

The financial statements required by Item 7 are presented in the following order:

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                                      INDEX






  Independent Auditors' Report

  Balance Sheets as of December 31, 2002 and 2001

  Statements of Operations for the year ended December 31, 2002, and the periods July 11, 2001 (inception) through December 31, 2001 and July 11, 2001 (inception) through December 31, 2002

  Statement of Changes in Stockholders' Equity (Deficit)for the period July 11, 2001 (inception) through December 31, 2002

  Statements of Cash Flows for the for the year ended December 31, 2002, and the periods July 11, 2001 (inception) through December 31, 2001 and July 11, 2001 (inception) through December 31, 2002

  Notes to Financial Statements

                                                                 March 26, 2003


                          Independent Auditors' Report


To the Board of Directors and Stockholders of Zowcom, Inc.


         We have audited the accompanying balance sheets of Zowcom, Inc. (A Development Stage Company) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the year ended December 31, 2002 and the periods July 11, 2001 (inception) through December 31, 2001 and July 11, 2001 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zowcom, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002 and the periods July 11, 2001 (inception) through December 31, 2001 and July 11, 2001 (inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $81,192 during the year ended December 31, 2002, and as of that date, had a working capital deficiency of $16,593 and stockholders' deficit of $11,075. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





                                    Lesley, Thomas, Schwarz & Postma, Inc.
                                    A Professional Accountancy Corporation
                                    Newport Beach, California

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                                 BALANCE SHEETS

                                     ASSETS
                                     ------
                                                                           December 31,
                                                                ----------------------------------
                                                                      2002               2001
                                                                ---------------    ---------------
ASSETS
   Cash                                                         $           254    $        54,817
   Prepaid expenses (Note 4)                                                ---             10,010
   Subscription receivable                                                  ---              1,000
   Other receivable                                                         303                ---
                                                                ---------------    ---------------

     Total current assets                                                   557             65,827
                                                                ---------------    ---------------

PROPERTY AND EQUIPMENT, net (Note 3)                                      5,518              5,083
                                                                ---------------    ---------------

       Total assets                                             $         6,075    $        70,910
                                                                ===============    ===============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                  ---------------------------------------------

CURRENT LIABILITIES
   Accounts payable                                             $       16,361      $          ---
   Due to related parties (Note 6)                                         789                 793
                                                                --------------      --------------

       Total current liabilities                                        17,150                 793
                                                                --------------      --------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock, $0.001 par value;
     5,000,000 shares authorized,
     no shares issued and outstanding
   Common stock, $0.001 par value;
     50,000,000 shares authorized,
     7,610,000 and 7,590,000 shares issued and outstanding
     respectively, at December 31, 2002 and 2001                         7,610               7,590
   Common stock subscribed, $0.001 par value;
     20,000 shares                                                         ---                  20
   Additional paid-in capital                                           74,912              74,912
   Deficit accumulated during development stage                        (93,597)            (12,405)
                                                                ---------------     --------------

       Total stockholders' equity (deficit)                            (11,075)             70,117
                                                                ---------------     --------------

         Total liabilities and stockholders' equity (deficit)   $        6,075      $       70,910
                                                                ==============      ==============




            See the accompanying notes to these financial statements

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS


                                                                                    Period July 11,   Period July 11,
                                                                                         2001              2001
                                                                                      (inception)       (inception)
                                                                    Year Ended          through           through
                                                                   December 31,       December 31,      December 31,
                                                                       2002               2001             2002
                                                                  --------------    --------------    --------------

REVENUE                                                           $        2,045    $          ---    $        2,045
                                                                  --------------    --------------    --------------

EXPENSES
   Accounting                                                             11,420               ---            11,420
   Consulting                                                             18,615               ---            18,615
   Legal                                                                  37,143               ---            37,143
   Other general and administrative expenses                              16,059            12,405            28,464
                                                                  --------------    --------------    --------------

     Total expenses                                                       83,237            12,405            95,642
                                                                  --------------    --------------    --------------

LOSS FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES                   (81,192)          (12,405)          (93,597)

PROVISION FOR INCOME TAXES                                                   ---               ---               ---
                                                                  --------------    --------------    --------------

NET LOSS                                                          $     (81,192)    $      (12,405)   $      (93,597)
                                                                  ==============    ==============    ==============

BASIC LOSS PER SHARE                                              $       (0.01)    $        (0.00)   $        (0.01)
                                                                  ==============    ==============    ==============

DILUTIVE LOSS PER SHARE                                           $       (0.01)    $        (0.00)   $        (0.01)
                                                                  ==============    ==============    ==============

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                                         7,610,000         6,218,694         7,162,610
                                                                  ==============    ==============     =============



            See the accompanying notes to these financial statements

                                  ZOWCOM, INC.
                          (A Development Stage Company)

             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

           PERIOD JULY 11, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

                                                                                                           Deficit
                                                                                                         Accumulated
                                           Common Stock           Common Stock Subscribed    Additional    During
                                      -------------------------  -------------------------    Paid-In    Development
                                        Shares         Amount       Shares        Amount      Capital       Stage       Total
                                      -----------   -----------  -----------   -----------  -----------  -----------  ---------

BALANCE, July 11, 2001 (inception)            ---   $       ---          ---   $       ---  $       ---  $       ---  $     ---

SHARES ISSUED, July 2001,
   (in exchange for incorporation
   expense and related services)
   (Note 6)                             6,000,000         6,000          ---           ---          ---          ---      6,000

SHARES ISSUED for cash, October
   2001                                   100,000           100          ---           ---        4,540          ---      4,640

SHARES ISSUED for cash, November 2001
                                        1,474,000         1,474          ---           ---       66,916          ---     68,390

SHARES ISSUED for cash, December
   2001                                    16,000            16          ---           ---          726          ---        742

SHARES SUBSCRIBED                             ---           ---       20,000            20          980          ---      1,000

ADDITIONAL PAID-IN CAPITAL (in
   exchange for rent expense)
   (Note 6)                                   ---           ---          ---           ---        1,750          ---      1,750

NET LOSS                                      ---           ---          ---           ---          ---      (12,405)   (12,405)
                                      -----------   -----------  -----------   -----------  -----------  -----------  ---------

BALANCE, December 31, 2001              7,590,000         7,590       20,000            20       74,912      (12,405)    70,117

SUBSCRIBED SHARES issued,
   January 2002                            20,000            20      (20,000)          (20)         ---          ---        ---

NET LOSS                                      ---           ---          ---           ---          ---      (81,192)   (81,192)
                                      -----------   -----------  -----------   -----------  -----------  -----------  ---------

BALANCE, December 31, 2002              7,610,000   $     7,610          ---   $       ---  $    74,912  $   (93,597) $ (11,075)
                                      ===========   ===========  ===========   ===========  ===========  ===========  =========



            See the accompanying notes to these financial statements

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOWS

                                                                                    Period July 11,   Period July 11,
                                                                                         2001              2001
                                                                                     (inception)       (inception)
                                                                    Year Ended         through           through
                                                                   December 31,      December 31,      December 31,
                                                                       2002               2001             2002
                                                                  --------------    --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                       $      (81,192)   $      (12,405)   $      (93,597)
   Adjustments to reconcile net loss to net cash used in
   operating activities
   Goods and services provided in exchange for shares of
   common stock                                                              ---             6,000             6,000
   Goods and services provided in exchange for additional
   paid-in capital                                                           ---             1,750             1,750
   Depreciation                                                            2,626                83             2,709
   Changes in operating assets and liabilities
     Increase in other receivable                                           (303)              ---              (303)
     (Increase) decrease in prepaid expenses                              10,010           (10,010)              ---
     Increase in accounts payable                                         16,361               ---            16,361
                                                                  --------------    --------------    --------------

         Net cash used in operating activities                           (52,498)          (14,582)          (67,080)
                                                                  --------------    --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of computer equipment                                         (3,061)           (5,166)           (8,227)
                                                                  ---------------   --------------    --------------

         Net cash used in investing activities                            (3,061)           (5,166)           (8,227)
                                                                  --------------    --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                                                  ---            73,772            73,772
   Increase (decrease) in due to related parties                              (4)              793               789
   Cash received on subscription receivable                                1,000               ---             1,000
                                                                  --------------    --------------    --------------

         Net cash provided by financing activities                           996            74,565            75,561
                                                                  --------------    --------------    --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (54,563)           54,817               254

CASH AND CASH EQUIVALENTS, beginning of period                            54,817               ---               ---
                                                                  --------------    --------------    --------------

CASH AND CASH EQUIVALENTS, end of period                          $          254    $       54,817    $          254
                                                                  ==============    ==============    ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Cash paid during the period for interest                       $          ---    $          ---    $          ---
   Cash paid during the period for income taxes                   $          ---    $          ---    $          ---



            See the accompanying notes to these financial statements

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                       STATEMENTS OF CASH FLOWS (Continued)


SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

During the period ended December 31, 2001 the Company issued 6,000,000 shares of common stock for incorporation expenses and related services.

During the period ended December 31, 2001, the Company recorded additional paid-in capital of $1,750 for rent provided by a stockholder.




            See the accompanying notes to these financial statements

                                  ZOWCOM, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2002 AND 2001

NOTE 1 - COMPANY OPERATIONS

         Zowcom, Inc. (the "Company") is currently a development stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 7. The Company was incorporated under the laws of the state of Nevada on July 11, 2001. Zowcom, Inc. is developing a library of e-commerce solutions for customers to easily launch web applications such as online catalogs, inventory management, sales forecasting and resource scheduling.

         Going Concern - The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced net losses since its inception and had an accumulated deficit of $93,597 at December 31, 2002. Additionally, the Company has a working capital deficiency of $16,593. The Company expects operating losses to continue for the foreseeable future as it continues to develop and promote its services. In addition, the Company has not been able to raise sufficient funds to sustain its operations. These matters raise substantial doubt about the Company's ability to continue as a going concern.

         On September 21, 2001, the Company extended a Private Placement Offering Memorandum to raise up to $125,000 in exchange for 2,500,000 shares of common stock on a "best efforts" basis. Management is attempting to raise additional equity and debt financing to sustain operations until it can market its services, expand its customer base, and achieve profitability. The successful outcome of future activities cannot be determined at this time due to the current market conditions and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

         The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are summarized as follows:

         Cash and Cash Equivalents - For purposes of the balance sheets and statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three (3) months or less to be cash equivalents.

         Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Accounts Receivable - The Company extends credit to its customers as part of its normal business operations.

         The Company monitors all receivables, especially those balances over sixty (60) days past due. Balances are written off only when all reasonable collection efforts have been exhausted. Management must approve all write-offs of customer balances. There were no bad debt write-offs for the periods ended December 31, 2002 and 2001.

         Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which is three years for computer equipment. Repairs and maintenance to property and equipment are expensed as incurred. When property and equipment is retired or disposed of, the related costs and accumulated depreciation are eliminated from the accounts and any gain or loss on such disposition is reflected in income.

         Revenue Recognition - The Company is retained to provide web applications services. Revenue is recognized upon completion of services.

         Income Taxes - The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using enacted rates in effect for the periods in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

         Fair Value of Financial Instruments - SFAS No. 107, "Disclosure about Fair Value of Financial Instruments" ("SFAS 107") requires entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. SFAS 107 defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. As of December 31, 2002 and 2001, the carrying value of cash and cash equivalents, receivables and accounts payable approximate fair value due to the short term nature of such instruments.

         Start-up Activities - The Company has adopted the provisions of Statement of Position 98-5, "Reporting Costs of Start-up Activities" ("SOP 98-5"). SOP 98-5 requires that the costs of start-up activities including organization costs be expensed as incurred.

         Common Stock Issued for Services Rendered - The Company issued common stock for services rendered. Common stock issued is valued at the estimated fair market value, as determined by management and the board of directors of the Company. Management and the board of directors consider recent stock offering prices and other factors in determining fair market value for purposed of valuing the common stock.

         Loss Per Share of Common Stock - Basic and diluted loss per share is computed using shares of common stock issued to date. Consideration is also given in the dilutive loss per share calculation for the dilutive effect of common stock equivalents which might result from the exercise of stock options. However, for the period presented, there were no common stock equivalents.

         Accounting Pronouncements - In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations," which is effective for business combinations initiated after June 30, 2001. SFAS 141 eliminates the pooling of interest method of accounting for business combinations and requires that all business combinations occurring after July 1, 2001 are accounted for under the purchase method. The Company has not been affected by SFAS 141.

         In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. Early adoption is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been previously issued. SFAS 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements. SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives. SFAS 142 provides specific guidance for testing goodwill and intangible assets that will not be amortized for impairment. The Company has not been affected by SFAS 142.

         In July 2001, the FASB issued Statement of Financial Accounting Standards No. 143 ("SFAS 143"), "Accounting for Asset Retirement Obligations." SFAS 143 established standards associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS 143 to have a material impact on its financial statements.

         In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 addresses financial accounting and reporting for the impairment of long-lived assets of which to be disposed. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged. The Company does not expect SFAS 144 to have a material impact on its financial statements.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, 64, Amendment of FASB Statement No. 13, and Technical Corrections . SFAS No. 145 requires that only certain extinguishments of debt be classified as an extraordinary item. Further, this statement requires that capital leases which are modified such that the resulting lease agreement is classified as an operating lease be accounted for under the sale-leaseback provisions of SFAS No. 98. The provisions of the statement pertaining to debt extinguishments are effective for companies with fiscal years beginning after May 15, 2002. The provisions of the statement pertaining to lease modifications are effective for transactions consummated after May 15, 2002. Implementation of this statement will not impact net income, however, it will result in a reclassification of the extraordinary loss for reporting purposes in 2003. Such amounts will be reported as a separate component of income from continuing operations, and the earnings per share effects will not be disclosed on the face of the income statement.

NOTE 3 - PROPERTY AND EQUIPMENT

         Property and equipment consist of the following:

                                                             December 31,
                                                    ----------------------------
                                                        2002           2001
                                                    ------------  --------------
         Computer equipment                         $      8,227  $      5,166

         Less: accumulated depreciation                   (2,709)          (83)
                                                    ------------  --------------

                                                    $      5,518  $      5,083
                                                    ============  ==============
NOTE 4 - PREPAID EXPENSES

         Prepaid expenses consisted of the following:

                                                             December 31,
                                                    ----------------------------
                                                        2002           2001
                                                    ------------  --------------

         Prepaid legal fees                         $        ---  $       10,010
                                                    ============  ==============

NOTE 5 - INCOME TAXES

         The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). This statement mandates the liability method of accounting for deferred income taxes and permits the recognition of deferred tax assets subject to an ongoing assessment of realizability.

         The components of the Company's income tax provision consist of:

                                                                                    Period July
                                                                                      11, 2001      Period July 11,
                                                                                     (inception)    2001 (inception)
                                                                    Year Ended         through           through
                                                                   December 31,     December 31,      December 31,
                                                                       2002             2001              2002
                                                                  --------------   -------------    --------------
         Federal taxes  (deferred)  capitalized  start-up costs
         for tax purposes                                         $      (14,100)  $      (2,000)   $      (16,100)
         Change in valuation account                                      14,100   $       2,000    $       16,100
                                                                  --------------   -------------    --------------

                                                                  $          ---   $         ---    $          ---
                                                                  ==============   =============    ==============

         Deferred income taxes are provided for timing differences in the recognition of certain income and expense items for tax and financial statement purposes. The tax effect of the temporary differences giving rise to the Company's deferred tax assets and liabilities are as follows:

                                                                                              December 31,
                                                                                   -------------------------------
                                                                                        2002              2001
                                                                                   -------------    --------------
         Deferred income taxes
             Capitalized start-up costs for tax purposes                           $      14,100    $        2,000
             Valuation allowance                                                         (14,100)           (2,000)
                                                                                   -------------    --------------

                                                                                   $         ---    $          ---
                                                                                   =============    ==============


NOTE 6 - RELATED PARTY TRANSACTIONS

         The Company has recorded incorporation expenses and related services provided of $6,000 in exchange for 6,000,000 shares of common stock during the period ended December 31, 2001. These services were provided by the Company's officers and director. The fair value of those services received was not readily determinable. Management believes that the par value of the Company's common stock is a reasonable estimate for the services received.

         The Company was utilizing office space provided by a stockholder. During the period ended December 31, 2001, the Company has recorded rent fees of $1,750 which represents the Company's pro rata share of the office space being provided by a stockholder.

         During year ended December 31, 2002 and the period ended December 31, 2001, an officer and a director of the Company advanced funds in the amount of $789 and $793 for certain expenses, respectively.

         During year ended December 31, 2002 and the period ended December 31, 2001, an officer was paid $10,030 and $1,000 for consulting services, respectively.

NOTE 7 - STOCKHOLDERS' EQUITY

         The Company is authorized to issue up to 50,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 par value preferred stock. Each share of common stock shall entitle the holder to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of shares of preferred stock shall have no right to vote such shares, with certain exceptions as determined by the Board of Directors of this corporation or as otherwise provided by the Nevada General Corporation Law, as amended from to time.

         In July 2001, the Company issued 6,000,000 shares of its common stock to its founder in exchange for reimbursement of organizational costs and related expenses.

         During the period ended December 31, 2001, the Company conducted a Regulation D, Rule 506 Offering ("Rule 506 Offering") of the common stock. As part of the Rule 506 Offering, the Company issued 1,610,000 shares of common stock for net cash consideration of $74,772.

Item 8.  Changes in and Disagreements with Accountants.
-------------------------------------------------------

There have been no changes in or disagreements with our accountants since our formation required to be disclosed pursuant to Item 304 of Regulation S-B.

                                    PART III

Item 9.  Directors, Executive Officers, Promoters and Control Persons.
-----------------------------------------------------------------------

Executive Officers and Directors.

Our directors and principal executive officers are as specified on the following table:

================== =============== ===========================================
Name                    Age        Position
------------------ --------------- -------------------------------------------
Dan Spaulding            39        president
------------------ --------------- -------------------------------------------
Marc Seely               32        secretary, treasurer and a director
------------------ --------------- -------------------------------------------
Frank Drechsler          34        director
================== =============== ===========================================

Dan Spaulding. Mr. Spaulding has been our president since our inception. Mr. Spaulding has over 20 years' experience in graphic design, as well as expert-level knowledge of cutting-edge Internet technologies and programs, an extensive history of web project management, and expertise in numerous software, hardware and network technologies. Mr. Spaulding currently devotes approximately 10 hours per week to our operations. Mr. Spaulding is currently a senior Web Analyst for SBC Communications, which he has been since May 2001. Prior to that, he was the Director of Web Strategies for BKM Total Office from 1995 to 2001. From 1994 to 1995, Mr. Spaulding was Director of Technology and a co-founder of Integrated Furniture Management. Prior to that, Mr. Spaulding was an Automated Design consultant for Spaulding and Associates from 1989 to 1994, and a Technology Trainer and consultant for Computer Aided Planning from 1987 to 1989. From 1981 to 1982, Mr. Spaulding attended Kent State University where he majored in Fine Art and Graphic Design. He also attended the Art Institute of Pittsburgh in 1982 and the Columbus College of Art and Design in 1983. Mr. Spaulding is not an officer or director of any reporting company.

Marc Seely. Mr. Seely has been our secretary, treasurer and one of our directors since our inception. Mr. Seely currently devotes approximately 35 hours per week to our operations. For the past six years, Mr. Seely has been self-employed as a computer consultant. Since July 2001, Mr. Seely has also been the treasurer and a director of Finger Tip Drive, Inc., a Nevada corporation that provides online computer data storage services. Additionally, Mr. Seely has participated in the development of business-to-business solutions for multinational companies such as Hewlett Packard, Sony and Mass Mutual. Mr. Seely has ten years of database programming combined with six years focused on Internet applications. Mr. Seely has spoken at the University of Southern California, the University of California, Los Angeles and Orange Coast College on the topic of multimedia technologies. Mr. Seely also possesses six years experience of network topology for multimedia and web server installations. Mr. Seely has acted as an alpha tester of Cold Fusion, a software application, since its initial version. Mr. Seely has also acted as a beta tester of Microsoft's Windows NT and other Microsoft applications for the last six years. Mr. Seely is not an officer or director of any reporting company.

Frank Drechsler. Mr. Drechsler has been one of our directors since our inception. Since July 2001, Mr. Drechsler has also been the president, secretary and a director of Finger Tip Drive, Inc., a Nevada corporation which provides online computer data storage services. From October 1998 to May 2001, Mr. Drechsler was the president and a director of Pacific Trading Post, Inc., a Nevada corporation, which marketed and sold products on the Internet within the outdoor sports industries, specifically in the areas of skate, surf and snow. In January 1998, Mr. Drechsler co-founded and developed the business model for skatesurfsnow.com, where he was responsible for the day-to-day operations. During 1997, Mr. Drechsler was self-employed as a consultant and helped start up companies develop sales and marketing programs. From 1995 to December 1996, Mr. Drechsler was the international sales manager for Select Distribution. Mr. Drechsler graduated from California State University, Fullerton with a Bachelor of Science degree in International Business in 1992. Mr. Drechsler was previously an officer and director of JPAL, Inc., a Nevada corporation, and Expressions Graphics, Inc., a Nevada corporation, both of which are reporting companies. Mr. Drechsler is not an officer or director of any other reporting company.

There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Our directors will serve until the next annual meeting of stockholders. Our executive officers are appointed by our Board of Directors and serve at the discretion of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance. Our officers, directors, and principal shareholders have filed all reports required to be filed on, respectively, a Form 3 (Initial Statement of Beneficial Ownership of Securities), a Form 4 (Statement of Changes of Beneficial Ownership of Securities), or a Form 5 (Annual Statement of Beneficial Ownership of Securities).

Item 10.  Executive Compensation
---------------------------------

Any compensation received by our officers, directors, and management personnel will be determined from time to time by our Board of Directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to us payable to our president and our other executive officers during the year ending December 31, 2002. Our Board of Directors may adopt an incentive stock option plan for our executive officers which would result in additional compensation.

================================== ======== ============== ============= ======================= =======================
Name and Principal Position          Year      Annual        Bonus ($)        Other Annual       All Other Compensation
                                              Salary ($)                    Compensation ($)
---------------------------------- -------- -------------- ------------- ----------------------- -----------------------
Dan Spaulding - president           2002        None           None               None                    None
---------------------------------- -------- -------------- ------------- ----------------------- -----------------------
Marc Seely - secretary, treasurer   2002        None           None               None                  $10,030
================================== ======== ============== ============= ======================= =======================

Compensation of Directors. Directors who are also our employees receive no extra compensation for their service on our Board of Directors.

Employment Contracts. We anticipate that we will enter into employment contracts with Dan Spaulding and Marc Seely, although we do not currently know the terms of those employment agreements. Additionally, we have not negotiated, either in writing or verbally, any specific terms or conditions of such employment agreements. We anticipate that we will negotiate employment agreements with Mr. Spaulding and Mr. Seely when, and if, we begin earning sufficient revenue to justify making such commitments.

Stock Option Plan. We anticipate that we will adopt a stock option plan, pursuant to which shares of our common stock will be reserved for issuance to satisfy the exercise of options. The stock option plan will be designed to retain qualified and competent officers, employees, and directors. Our Board of Directors, or a committee thereof, shall administer the stock option plan and will be authorized, in its sole and absolute discretion, to grant options thereunder to all of our eligible employees, including officers, and to our directors, whether or not those directors are also our employees. Options will be granted pursuant to the provisions of the stock option plan on such terms, subject to such conditions and at such exercise prices as shall be determined by our Board of Directors. Options granted pursuant to the stock option plan shall not be exercisable after the expiration of ten years from the date of grant.

Item 11. Security Ownership of Certain Beneficial Owners and Management.
-------------------------------------------------------------------------

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 29, 2003 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ====================================== ====================================== =======================
Title of Class          Name and Address of Beneficial Owner   Amount and Nature of Beneficial Owner     Percent of Class
----------------------- -------------------------------------- -------------------------------------- -----------------------
Common Stock            Dan Spaulding                                     200,000 shares                      2.63%
                        17218 Beach Boulevard, Huntington               president, director
                        Beach, CA 92647
----------------------- -------------------------------------- -------------------------------------- -----------------------
Common Stock            Marc Seely                                        800,000 shares                      10.51%
                        17218 Beach Boulevard, Huntington         secretary, treasurer, director
                        Beach, CA 92647
----------------------- -------------------------------------- -------------------------------------- -----------------------
Common Stock            Frank Drechsler                                  5,000,000 shares                     65.70%
                        17218 Beach Boulevard, Huntington                    director
                        Beach, CA 92647
----------------------- -------------------------------------- -------------------------------------- -----------------------
Common Stock            All officers and directors                       6,000,000 shares                     78.84%
                        as a group
======================= ====================================== ====================================== =======================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Changes in Control. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Item 12.  Certain Relationships and Related Transactions.
---------------------------------------------------------

Related Party Transactions. There have been no related party transactions, except for the following:

Frank Drechsler was issued 5,000,000 shares of our common stock in exchange for his services as our promoter. The value of the services performed by Mr. Drechsler was approximately $5,000. Marc Seely was issued 800,000 shares of our common stock in exchange for his services as our promoter. The value of the services performed by Mr. Seely was approximately $800. Dan Spaulding was issued 200,000 shares of our common stock in exchange for his services as our promoter. The value of the services performed by Mr. Spaulding was approximately $200.

During the period ending December 31, 2001, one of our officers and directors advanced funds to us in the amount of $793 for certain expenses.

During the period ending December 31, 2001, Marc Seely, one of our officers, was paid compensation of $1,000 for services, which included developing the server network and maintaining it. Mr. Seely had also previously provided office space to us at no charge.

We are currently sharing the costs for server space and bandwidth with Zow Graphics, a sole proprietorship owned by Marc Seely, one of our officers and directors. We pay to third parties approximately $500 per month for server space and $179 per month for bandwidth. Zow Graphics was started in 1995 and generates revenues of approximately $100,000 per year.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

     o    disclose such transactions in prospectus where required;
     o disclose in any and all filings with the Securities and Exchange Commission, where required;
     o    obtain disinterested directors' consent; and
     o    obtain shareholder consent where required.

Item 13.  Exhibits and Reports on Form 8-K
-------------------------------------------

(a) Exhibit No.
---------------

3.1                        Articles of Incorporation*

3.2                        Bylaws*

99.1                       Section 906 Certification by Chief Executive Officer

99.2                       Section 906 Certification by Chief Financial Officer

* Included in the registration statement on Form SB-2 filed on February 22, 2002.

(b) Reports on Form 8-K
------------------------

No reports on Form 8-K were filed during the last quarter of the period covered by this annual report on Form 10-KSB.


ITEM 14. CONTROLS AND PROCEDURES.
         ------------------------

(a) Evaluation of disclosure controls and procedures. We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed within 90 days of the filing date of this report, our chief executive officer and the principal financial officer concluded that our disclosure controls and procedures were adequate.

(b) Changes in internal controls. There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned in the City of Cypress, California, on April 29, 2003.

                                  Zowcom, Inc.
                                  a Nevada corporation


                                  By:      /s/  Dan Spaulding
                                           ------------------------------------
                                           Dan Spaulding
                                  Its:     principal executive officer
                                           president and a director


In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/  Dan Spaulding                                   April 29, 2003
         --------------------------------------------
         Dan Spaulding
Its:     principal executive officer
         president and a director


By:      /s/ Marc Seely                                       April 29, 2003
         --------------------------------------------
         Marc Seely
Its:     principal accounting officer
         secretary, treasurer and a director


By:      /s/ Frank Drechsler                                  April 29, 2003
         --------------------------------------------
         Frank Drechsler
Its:     director

CERTIFICATIONS
--------------

I, Dan Spaulding, certify that:

1. I have reviewed this annual report on Form 10-KSB of Zowcom, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

        c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 29, 2003


/s/ Dan Spaulding
-----------------------
Dan Spaulding
Chief Executive Officer

CERTIFICATIONS
--------------

I, Marc Seely, certify that:

1. I have reviewed this annual report on Form 10-KSB of Zowcom, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

        b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

        c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: April 29, 2003



/s/ Marc Seely
-----------------------
Marc Seely
Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zowcom, Inc. a Nevada corporation (the "Company") on Form 10-KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank Drechsler, Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Zowcom, Inc., and will be retained by Zowcom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Dan Spaulding
--------------------------
Dan Spaulding
Chief Executive Officer
April 29, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zowcom, Inc. a Nevada corporation (the "Company") on Form 10-KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marc Seely, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Zowcom, Inc., and will be retained by Zowcom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Marc Seely
--------------------------
Marc Seely
Chief Financial Officer
April 29, 2003